                                      FBR
                             MONEY MARKET PORTFOLIO

                                   PROSPECTUS
                                DECEMBER 3, 1996

                                                                          [LOGO]

                                      FBR

                               ------------------

                                  MONEY MARKET
                                   PORTFOLIO

INVESTMENT ADVISER

PNC Institutional Management Corporation
Wilmington, Delaware

CUSTODIAN

PNC Bank, National Association
Philadelphia, Pennsylvania

TRANSFER AGENT

PFPC Inc.
Wilmington, Delaware

COUNSEL

Ballard Spahr Andrews & Ingersoll
Philadelphia, Pennsylvania

INDEPENDENT ACCOUNTANTS

Coopers & Lybrand L.L.P
Philadelphia, Pennsylvania

NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS OR IN THE FUND'S STATEMENT OF ADDITIONAL INFORMATION INCORPORATED HEREIN BY REFERENCE, IN CONNECTION WITH THE OFFERING MADE BY THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUND OR ITS DISTRIBUTOR. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY THE FUND OR BY THE DISTRIBUTOR IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

                               TABLE OF CONTENTS

                                                                                                                PAGE
                                                                                                                -----
INTRODUCTION...............................................................................................           2

Fee Table..................................................................................................           2

FINANCIAL HIGHLIGHTS.......................................................................................           4

INVESTMENT OBJECTIVES AND POLICIES.........................................................................           6

PURCHASE, REDEMPTION AND EXCHANGE OF SHARES................................................................          10

NET ASSET VALUE............................................................................................          17

MANAGEMENT.................................................................................................          17

DISTRIBUTION OF SHARES.....................................................................................          19

DIVIDENDS AND DISTRIBUTIONS................................................................................          20

TAXES......................................................................................................          20

DESCRIPTION OF SHARES......................................................................................          21

OTHER INFORMATION..........................................................................................          22

PROSPECTUS

                           FBR MONEY MARKET PORTFOLIO
                                       OF
                               THE RBB FUND, INC.

    The Bedford Shares of the FBR Money Market Portfolio are a class of shares (the "Bedford Class" or the "Class") of common stock of The RBB Fund, Inc. (the "Fund"), an open-end management investment company. Shares of the Class ("Bedford Shares" or "Shares") are offered by this Prospectus and represent interests in the Fund's Money Market Portfolio, (the "Money Market Portfolio" or the "Portfolio").

    - The investment objective of the Money Market Portfolio is to provide as high a level of current interest income as is consistent with maintaining liquidity and stability of principal. It seeks to achieve such objective by investing in a diversified portfolio of U.S. dollar-denominated money market instruments.

    - SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, PNC BANK, NATIONAL ASSOCIATION OR ANY OTHER BANK AND SHARES ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY. INVESTMENTS IN SHARES OF THE FUND INVOLVE INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL. THERE CAN BE NO ASSURANCE THAT THE MONEY MARKET PORTFOLIO WILL BE ABLE TO MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE.

Counsellors Securities Inc. acts as distributor for the Fund. PNC Institutional Management Corporation serves as investment adviser for the Fund, PNC Bank, National Association serves as sub-adviser for the Money Market Portfolio and custodian for the Fund and PFPC Inc. serves as the transfer and dividend disbursing agent for the Fund.

                            ------------------------

    This Prospectus contains concise information that a prospective investor needs to know before investing. Please keep it for future reference. A Statement of Additional Information, dated December 3, 1996, has been filed with the Securities and Exchange Commission and is incorporated by reference in this Prospectus. It may be obtained upon request free of charge from the Fund's distributor by calling (800) 888-9723.

                            ------------------------

 THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND
     EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE
           COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON
      THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO
                      THE CONTRARY IS A CRIMINAL OFFENSE.

                                December 3, 1996

                                  INTRODUCTION

    The RBB Fund, Inc. (the "Fund") is an open-end management investment company incorporated under the laws of the State of Maryland on February 29, 1988 and is currently operating or proposing to operate nineteen separate investment portfolios. The Shares offered by this Prospectus represent interests in the Fund's Money Market Portfolio (the "Money Market Portfolio" or the "Portfolio").

    The MONEY MARKET PORTFOLIO'S investment objective is to provide as high a level of current interest income as is consistent with maintaining liquidity and stability of principal. It seeks to achieve such objective by investing in a diversified portfolio of U.S. dollar-denominated money market instruments which meet certain ratings criteria and present minimal credit risks. In pursuing its investment objective, the Money Market Portfolio invests in a broad range of government, bank and commercial obligations that may be available in the money markets.

    The Portfolio seeks to maintain a net asset value of $1.00 per share; however, there can be no assurance that the Portfolio will be able to maintain a stable net asset value of $1.00 per share.

    The Fund's investment adviser is PNC Institutional Management Corporation ("PIMC"). PNC Bank, National Association ("PNC Bank") serves as sub-adviser to the Portfolio and custodian to the Fund and PFPC Inc. ("PFPC" or the "Transfer Agent") serves as the transfer and dividend disbursing agent to the Fund. Counsellors Securities Inc. (the "Distributor") acts as distributor of the Fund's Shares.

    An investor may purchase and redeem Shares of the Class through his broker or by direct purchases or redemptions. See "Purchase and Redemption of Shares."

    An investment in the Shares is subject to certain risks, as set forth in detail under "Investment Objectives and Policies." The Portfolio, to the extent set forth under "Investment Objectives and Policies," may engage in the following investment practices: the use of repurchase agreements and reverse repurchase agreements, the purchase of mortgage-related securities, the purchase of securities on a "when-issued" or "forward commitment" basis, the purchase of stand-by commitments and the lending of securities. All of these transactions involve certain special risks, as set forth under "Investment Objectives and Policies."

    For more detailed information of how to purchase or redeem Shares, please refer to the section of this Prospectus entitled "Purchase and Redemption of Shares."

                                   FEE TABLE

ANNUAL FUND OPERATING EXPENSES (SHARES)
    AFTER EXPENSE REIMBURSEMENTS AND WAIVERS (2)

                                                                                   MONEY MARKET
                                                                                     PORTFOLIO
                                                                                 -----------------
Management fees (after waivers) (1)............................................             20%
12b-1 fees (after waivers) (1).................................................            .55
Other Expenses (after reimbursements)..........................................            .22
                                                                                            --
Total Operating Expenses
 (Bedford Class) (after waivers and reimbursements)............................            .97%
                                                                                            --
                                                                                            --

------------------------

(1) Management fees and 12b-1 fees are based on average daily net assets and are calculated daily and paid monthly.

(2) Before Expense Reimbursements and Waivers for the Money Market Portfolio, Management fees would be .37%, 12b-1 fees would be .55%; Other Expenses would be .22% and Total Operating Expenses would be 1.14%.

EXAMPLE*

    An investor would pay the following expenses on a $1,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period:

                                                                                  MONEY MARKET
                                                                                    PORTFOLIO
                                                                                 ---------------
1 Year.........................................................................     $      10
3 Years........................................................................     $      31
5 Years........................................................................     $      54
10 Years.......................................................................     $     119

------------------------

* Other classes of this Portfolio are sold with different fees and expenses.

    The Example in the Fee Table assumes that all dividends and distributions are reinvested and that the amounts listed under "Annual Fund Operating Expenses of the Shares After Expense Reimbursements and Waivers" remain the same in the years shown. THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES AND ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

    The Fee Table is designed to assist an investor in understanding the various costs and expenses that an investor in the Shares of the Fund will bear directly or indirectly. (For more complete descriptions of the various costs and expenses, see "Management--Investment Adviser and Sub-Adviser," and "Distribution of Shares" below.) The expense figures are based on actual cost and fees charged to the class. The Fee Table reflects a voluntary waiver of Management fees for the Portfolio. However, there can be no assurance that any future waivers of Management fees will not vary from the figure reflected in the Fee Table. To the extent that any service providers assume additional expenses of the Portfolio, such assumption will have the effect of lowering such Portfolio's overall expense ratio and increasing its yield to investors.

    From time to time the Portfolio advertises its "yield" and "effective yield." BOTH YIELD FIGURES ARE BASED ON HISTORICAL EARNINGS AND ARE NOT INTENDED TO INDICATE FUTURE PERFORMANCE. The "yield" of the Portfolio refers to the income generated by an investment in the Portfolio over a seven-day period (which period will be stated in the advertisement). This income is then "annualized." That is, the amount of income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment. The "effective yield" is calculated similarly but, when annualized, the income earned by an investment in a Portfolio is assumed to be reinvested. The "effective yield" will be slightly higher than the "yield" because of the compounding effect of this assumed reinvestment.

    The yield of any investment is generally a function of portfolio quality and maturity, type of investment and operating expenses. The yield on Shares will fluctuate and is not necessarily representative of future results. Any fees charged by broker/dealers directly to their customers in connection with investments in Shares are not reflected in the yields of the Shares, and such fees, if charged, will reduce the actual return received by shareholders on their investments. The yield on Shares of the Class may differ from yields on shares of other classes of the Fund that also represent interests in the same Portfolio depending on the allocation of expenses to each class of the Portfolio. See "Expenses."

                              FINANCIAL HIGHLIGHTS

    The table below sets forth certain information concerning the investment results of the Class of the Fund representing interests in the Money Market Portfolio for the years indicated. The financial data included in this table for each of the periods ended August 31, 1992 through 1996 are a part of the Fund's financial statement for the Portfolio which have been audited by Coopers & Lybrand L.L.P., the Fund's independent accountants, whose current report thereon appears in the Statement of Additional Information along with the financial statements. The financial data for the periods ended August 31, 1989, 1990 and 1991 are a part of a previous financial statement audited by Coopers & Lybrand L.L.P. The financial data included in this table should be read in conjunction with the financial statement and related notes included in the Statement of Additional Information.

                            FINANCIAL HIGHLIGHTS (C)
                 FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                    MONEY MARKET PORTFOLIO
-------------------------------------------------------------------------------------------------------------------------------
                       FOR THE      FOR THE      FOR THE      FOR THE      FOR THE      FOR THE      FOR THE
                      YEAR ENDED   YEAR ENDED   YEAR ENDED   YEAR ENDED   YEAR ENDED   YEAR ENDED   YEAR ENDED
                      AUGUST 31,   AUGUST 31,   AUGUST 31,   AUGUST 31,   AUGUST 31,   AUGUST 31,   AUGUST 31,
                         1996         1995         1994         1993         1992         1991         1990
                      ----------   ----------   ----------   ----------   ----------   ----------   ----------
                                                                                                                 FOR THE PERIOD
                                                                                                                 SEPTEMBER 30,
                                                                                                                      1988
                                                                                                                 (COMMENCEMENT
                                                                                                                 OF OPERATIONS)
                                                                                                                 TO AUGUST 31,
                                                                                                                      1989
                                                                                                                 --------------
Net asset value
 beginning of
 period.............  $   1.00      $  1.00      $  1.00      $  1.00      $  1.00      $  1.00      $  1.00          $  1.00
                      ----------   ----------   ----------   ----------   ----------   ----------   ----------   --------------
Income from
 investment
 operations:
  Net investment
    income..........    0.0469       0.0486       0.0278       0.0243       0.0375       0.0629       0.0765           0.0779
  Net gains on
    securities (both
    realized and
    unrealized).....     --           --           --           --          0.0007        --           --             --
                      ----------   ----------   ----------   ----------   ----------   ----------   ----------   --------------
  Total from
    investment
    operations......    0.0469       0.0486       0.0278       0.0243       0.0382       0.0629       0.0765           0.0779
                      ----------   ----------   ----------   ----------   ----------   ----------   ----------   --------------
Less distributions
  Dividends (from
    net investment
    income).........   (0.0469)     (0.0486)     (0.0278)     (0.0243)     (0.0375)     (0.0629)     (0.0765)         (0.0779)
  Distributions
    (from capital
    gains)..........     --           --           --           --         (0.0007)       --           --             --
                      ----------   ----------   ----------   ----------   ----------   ----------   ----------   --------------
  Total
    distributions...   (0.0469)     (0.0486)     (0.0278)     (0.0243)     (0.0382)     (0.0629)     (0.0765)         (0.0779)
                      ----------   ----------   ----------   ----------   ----------   ----------   ----------   --------------
Net asset value, end
 of period..........  $   1.00      $  1.00      $  1.00      $  1.00      $  1.00      $  1.00      $  1.00          $  1.00
                      ----------   ----------   ----------   ----------   ----------   ----------   ----------   --------------
                      ----------   ----------   ----------   ----------   ----------   ----------   ----------   --------------
Total return........      4.79         4.97%        2.81%        2.46%        3.89%        6.48%        7.92%            8.81%(b)
Ratios/Supplemental
 Data
  Net assets, end of
    period (000)....  $1,109,334    $935,821     $710,737     $782,153     $736,842     $747,530     $709,757         $152,311
  Ratios of expenses
    to average net
    assets..........       .97%(a)      .96%(a)      .95%(a)      .95%(a)      .95%(a)      .92%(a)      .92%(a)          .93%(a)(b)
  Ratios of net
    investment
    income to
    average net
    assets..........      4.69%        4.86%        2.78%        2.43%        3.75%        6.29%        7.65%            8.61%(b)

------------------------------

(a) Without the waiver of advisory fees and without the reimbursement of certain operating expenses, the ratios of expenses to average net assets for the Money Market Portfolio would have been 1.14%, 1.17%, 1.16%, 1.19%, 1.20%, 1.17% and 1.16% for the years ended August 31, 1996, 1995, 1994, 1993, 1992,
    1991 and 1990, respectively, and 1.27% annualized for the period ended August 31, 1989.
(b) Annualized.
(c) Financial Highlights relate solely to the Class of Shares of the Fund within the Portfolio.

                       INVESTMENT OBJECTIVES AND POLICIES

MONEY MARKET PORTFOLIO

    The Money Market Portfolio's investment objective is to provide as high a level of current interest income as is consistent with maintaining liquidity and stability of principal. Portfolio obligations held by the Money Market Portfolio have remaining maturities of 397 calendar days or less (exclusive of securities subject to repurchase agreements). In pursuing its investment objective, the Money Market Portfolio invests in a diversified portfolio of U.S. dollar-denominated instruments, such as government, bank and commercial obligations, that may be available in the money markets ("Money Market Instruments") and that meet certain ratings criteria and present minimal credit risks to the Money Market Portfolio. See "Eligible Securities." The following descriptions illustrate the types of Money Market Instruments in which the Money Market Portfolio invests.

BANK OBLIGATIONS.

    The Portfolio may purchase obligations of issuers in the banking industry, such as short-term obligations of bank holding companies, certificates of deposit, bankers' acceptances and time deposits, including U.S. dollar-denominated instruments issued or supported by the credit of U.S. or foreign banks or savings institutions having total assets at the time of purchase in excess of $1 billion. The Portfolio may invest substantially in obligations of foreign banks or foreign branches of U.S. banks where the investment adviser deems the instrument to present minimal credit risks. Such investments may nevertheless entail risks that are different from those of investments in domestic obligations of U.S. banks due to differences in political, regulatory and economic systems and conditions. The Portfolio may also make interest-bearing savings deposits in commercial and savings banks in amounts not in excess of 5% of its total assets.

COMMERCIAL PAPER.

    The Portfolio may purchase commercial paper rated (at the time of purchase) in the two highest rating categories of a nationally recognized statistical rating organization ("NRSRO"). These rating categories are described in the Appendix to the Statement of Additional Information. The Portfolio may also purchase unrated commercial paper provided that such paper is determined to be of comparable quality by the Portfolio's investment adviser in accordance with guidelines approved by the Fund's Board of Directors. Commercial paper issues in which the Portfolio may invest include securities issued by corporations without registration under the Securities Act of 1933 (the "1933 Act") in reliance on the exemption from such registration afforded by Section 3(a)(3) thereof, and commercial paper issued in reliance on the so-called "private placement" exemption from registration which is afforded by Section 4(2) of the 1933 Act ("Section 4(2) paper"). Section 4(2) paper is restricted as to disposition under the Federal securities laws in that any resale must similarly be made in an exempt transaction. Section 4(2) paper is normally resold to other institutional investors through or with the assistance of investment dealers who make a market in Section 4(2) paper, thus providing liquidity.

    The Portfolio may invest in commercial paper and short-term notes and corporate bonds that meet the Portfolio's quality and maturity restrictions. Commercial paper purchased by the Portfolio may include instruments issued by foreign issuers, such as Canadian Commercial Paper ("CCP"), which is U.S. dollar-denominated commercial paper issued by a Canadian corporation or a Canadian counterpart of a U.S. corporation, and in Europaper, which is U.S. dollar-denominated commercial paper of a foreign issuer, subject to the criteria stated above for other commercial paper issuers.

VARIABLE RATE DEMAND NOTES.

    The Portfolio may purchase variable rate demand notes, which are unsecured instruments that permit the indebtedness thereunder to vary and provide for periodic adjustment in the interest rate. Although the notes are not normally traded and there may be no active secondary market in the notes, the Portfolio will be able (at any time or during the specified periods not exceeding 397 calendar days, depending upon the note involved) to demand payment of the principal of a note. The notes are not typically rated by credit rating agencies, but issuers of variable rate demand notes must satisfy the same criteria as set forth above for issuers of commercial paper. If an issuer of a variable rate demand note defaulted on its payment obligation, the Portfolio might be unable to dispose of the note because of the absence of an active secondary market. For this or other reasons, the Portfolio might suffer a loss to the extent of the default. The Portfolio invests in variable rate demand notes only when the Portfolio's investment adviser deems the investment to involve minimal credit risk. The Portfolio's investment adviser also monitors the continuing creditworthiness of issuers of such notes to determine whether the Portfolio should continue to hold such notes.

REPURCHASE AGREEMENTS.

    The Portfolio may agree to purchase securities from financial institutions subject to the seller's agreement to repurchase them at an agreed-upon time and price ("repurchase agreements"). The securities held subject to a repurchase agreement may have stated maturities exceeding 397 calendar days, provided the repurchase agreement itself matures in less than 397 calendar days. The financial institutions with whom the Portfolio may enter into repurchase agreements will be banks which the Portfolio's investment adviser considers creditworthy pursuant to criteria approved by the Board of Directors and non-bank dealers of U.S. Government securities that are listed on the Federal Reserve Bank of New York's list of reporting dealers. The Portfolio's investment adviser will consider, among other things, whether a repurchase obligation of a seller involves minimal credit risk to the Portfolio in determining whether to have the Portfolio enter into a repurchase agreement. The seller under a repurchase agreement will be required to maintain the value of the securities subject to the agreement at not less than the repurchase price plus accrued interest. The Portfolio's investment adviser will mark to market daily the value of the securities, and will, if necessary, require the seller to maintain additional securities, to ensure that the value is not less than the repurchase price. Default by or bankruptcy of the seller would, however, expose the Portfolio to possible loss because of adverse market action or delays in connection with the disposition of the underlying obligations.

U.S. GOVERNMENT OBLIGATIONS.

    The Portfolio may purchase obligations issued or guaranteed by the U.S. Government or its agencies and instrumentalities. Obligations of certain agencies and instrumentalities of the U.S. Government are backed by the full faith and credit of the United States. Others are backed by the right of the issuer to borrow from the U.S. Treasury or are backed only by the credit of the agency or instrumentality issuing the obligation.

ASSET-BACKED SECURITIES.

    The Portfolio may invest in asset-backed securities which are backed by mortgages, installment sales contracts, credit card receivables or other assets and collateralized mortgage obligations ("CMOs") issued or guaranteed by U.S. Government agencies and instrumentalities or issued by private companies. Asset-backed securities also include adjustable rate securities. The estimated life of an asset-backed security varies with the prepayment experience with respect to the underlying debt instruments. For this and other reasons, an asset-backed security's stated maturity may be shortened, and the security's total return may be difficult to predict precisely. Such difficulties are not expected, however, to have a significant effect on the Portfolio since the remaining maturity of any asset-backed security acquired will be 397 days or less. Asset-backed securities are considered an industry for industry concentration purposes. See "Investment Limitations."

REVERSE REPURCHASE AGREEMENTS.

    The Portfolio may enter into reverse repurchase agreements with respect to portfolio securities. At the time the Portfolio enters into a reverse repurchase agreement, it will place in a segregated custodial account with the Fund's custodian or a qualified sub-custodian liquid assets such as U.S. Government securities or other liquid debt securities having a value equal to or greater than the repurchase price (including accrued interest) and will subsequently monitor the account to ensure that such value is maintained. Reverse repurchase agreements involve the risk that the market value of the securities sold by the Portfolio may decline below the price of the securities the Portfolio is obligated to repurchase. Reverse repurchase agreements are considered to be borrowings by the Portfolio under the 1940 Act.

MUNICIPAL OBLIGATIONS.

    In addition, the Portfolio may, when deemed appropriate by its investment adviser in light of the Portfolio's investment objective, invest without limitation in high quality, short-term municipal obligations ("Municipal Obligations") issued by state and local governmental issuers, provided that such obligations carry yields that are competitive with those of other types of Money Market Instruments of comparable quality. For a more complete description of Municipal Obligations, see Statement of Additional Information under "Investment Objectives and Policies."

GUARANTEED INVESTMENT CONTRACTS.

    The Portfolio may make investments in obligations, such as guaranteed investment contracts and similar funding agreements (collectively "GICs"), issued by highly rated U.S. insurance companies. A GIC is a general obligation of the issuing insurance company and not a separate account. The Portfolio's investments in GICs are not expected to exceed 5% of its total assets at the time of purchase absent unusual market conditions. GIC investments are subject to the Fund's policy regarding investments in illiquid securities.

STAND-BY COMMITMENTS.

    The Portfolio may acquire "stand-by commitments" with respect to Municipal Obligations held in its portfolio. Under a stand-by commitment, a dealer would agree to purchase at the Portfolio's option specified Municipal Obligations at a specified price. The acquisition of a stand-by commitment may increase the cost, and thereby reduce the yield, of the Municipal Obligation to which such commitment relates. The Portfolio will acquire stand-by commitments solely to facilitate portfolio liquidity and does not intend to exercise its rights thereunder for trading purposes.

WHEN-ISSUED SECURITIES.

    The Portfolio may purchase portfolio securities on a "when-issued" basis. When-issued securities are securities purchased for delivery beyond the normal settlement date at a stated price and yield. The Portfolio will generally not pay for such securities or start earning interest on them until they are received. Securities purchased on a when-issued basis are recorded as an asset at the time the commitment is entered into and are subject to changes in value prior to delivery based upon changes in the general level of interest rates. The Portfolio expects that commitments to purchase when-issued securities will not exceed 25% of the value of its total assets absent unusual market conditions. The Portfolio does not intend to purchase when-issued securities for speculative purposes but only in furtherance of its investment objective.

ELIGIBLE SECURITIES.

    The Portfolio will only purchase "eligible securities" that present minimal credit risks as determined by the Portfolio's adviser pursuant to guidelines adopted by the Board of Directors. Eligible securities generally include: (1) U.S. Government securities, (2) securities that are rated at the time of purchase in the two highest rating categories by one or more nationally recognized statistical rating organizations ("NRSROs") (e.g. commercial paper rated "A-1" or A-2" by S&P), (3) securities that are rated at the time of purchase by the only NRSRO rating the security in one of its two highest rating categories for such securities, and (4) securities that are not rated and are issued by an issuer that does not have comparable obligations rated by an NRSRO ("Unrated Securities"), provided that such securities are determined to be of comparable quality to eligible rated securities. For a more complete description of eligible securities, see "Investment Objectives and Policies" in the Statement of Additional Information.

ILLIQUID SECURITIES.

    The Portfolio will not invest more than 10% of its net assets in illiquid securities, including repurchase agreements which have a maturity of longer than seven days, time deposits with maturities in excess of seven days, variable rate demand notes with demand periods in excess of seven days unless the Portfolio's investment adviser determines that such notes are readily marketable and could be sold promptly at the prices at which they are valued, and other securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale. Repurchase agreements subject to demand are deemed to have a maturity equal to the notice period. Securities that have legal or contractual restrictions on resale but have a readily available market are not deemed illiquid for purposes of this limitation. The Portfolio's investment adviser will monitor the liquidity of such restricted securities under the supervision of the Board of Directors. See "Investment Objectives and Policies--Illiquid Securities" in the Statement of Additional Information.

    The Money Market Portfolio's investment objective and policies described above may be changed by the Fund's Board of Directors without the affirmative vote of the holders of a majority of all outstanding Shares representing interests in the Portfolio. Such changes may result in the Portfolio having investment objectives which differ from those an investor may have considered at the time of investment. There is no assurance that the investment objective of the Money Market Portfolio will be achieved. The Portfolio may not, however, change the investment limitations summarized below without such a vote of shareholders. (A more detailed description of the following investment limitations, together with other investment limitations that cannot be changed without a vote of shareholders, is contained in the Statement of Additional Information under "Investment Objectives and Policies.")

    THE MONEY MARKET PORTFOLIO MAY NOT:

        1. Purchase any securities other than Money Market Instruments, some of which may be subject to repurchase agreements, but the Portfolio may make interest-bearing savings deposits in amounts not in excess of 5% of the value of the Portfolio's assets and may make time deposits.

        2. Borrow money, except from banks for temporary purposes and except for reverse repurchase agreements, and then in amounts not in excess of 10% of the value of the Portfolio's assets at the time of such borrowing, and only if after such borrowing there is asset coverage of at least 300% for all borrowings of the Portfolio, or mortgage, pledge or hypothecate any of its assets except in connection with any such borrowing and in amounts not in excess of 10% of the value of the Portfolio's assets at the time of such borrowing; or purchase portfolio securities while borrowings in excess of 5% of the Portfolio's net assets are outstanding. (This borrowing provision is not for investment leverage, but solely to facilitate management of the Portfolio's securities by enabling the Portfolio to meet redemption requests where the liquidation of portfolio securities is deemed to be disadvantageous or inconvenient.)

        3. Purchase any securities which would cause, at the time of purchase, less than 25% of the value of the total assets of the Portfolio to be invested in the obligations of issuers in the banking industry, or in obligations, such as repurchase agreements, secured by such obligations (unless the Portfolio is in a temporary defensive position) or which would cause, at the time of purchase, more than 25% of the value of its total assets to be invested in the obligations of issuers in any other industry.

        4. Purchase securities of any one issuer, other than securities issued or guaranteed by the U.S. Government or its agencies and instrumentalities, if immediately after and as a result of such purchase more than 5% of the value of its total assets would be invested in the securities of such issuer, or more than 10% of the outstanding voting securities of such issuer would be owned by the Portfolio, except that up to 25% of the value of the Portfolio's total assets may be invested without regard to such 5% limitation.

    So long as it values its portfolio securities on the basis of the amortized cost method of valuation pursuant to Rule 2a-7 under the 1940 Act, the Money Market Portfolio will meet the following limitations on its investments in addition to the fundamental investment limitations described above. These limitations may be changed without a vote of shareholders of the Money Market Portfolio.

        1. The Money Market Portfolio will limit its purchases of the securities of any one issuer, other than issuers of U.S. Government securities, to 5% of its total assets, except that the Money Market Portfolio may invest more than 5% of its total assets in First Tier Securities of one issuer for a period of up to three business days. "First Tier Securities" include eligible securities that (i) if rated by more than one NRSRO, are rated (at the time of purchase) by two or more NRSROs in the highest rating category for such securities, (ii) if rated by only one NRSRO, are rated by such NRSRO in its highest rating category for such securities, (iii) have no short-term rating and are comparable in priority and security to a class of short-term obligations of the issuer of such securities that have been rated in accordance with (i) or (ii) above, or
    (iv) are Unrated Securities that are determined to be of comparable quality to such securities. Purchases of First Tier Securities that come within categories (ii) and (iv) above will be approved or ratified by the Board of Directors.

        2. The Money Market Portfolio will limit its purchases of Second Tier Securities, which are eligible securities other than First Tier Securities, to 5% of its total assets.

        3. The Money Market Portfolio will limit its purchases of Second Tier Securities of one issuer to the greater of 1% of its total assets or $1 million.

                  PURCHASE, REDEMPTION AND EXCHANGE OF SHARES

PURCHASE PROCEDURES
  GENERAL.

    Bedford Shares are sold without a sales load on a continuous basis by the Fund's Distributor. The Distributor is located at 466 Lexington Avenue, New York, New York. Investors may purchase Bedford Shares either directly, through an exchange from accounts invested in shares of any open-end investment company (the "FBR Funds") either sponsored by or advised by FBR Fund Advisors, Inc. ("FBR Fund Advisors"), or its affiliates, or through an account (the "Account") maintained by the investor with certain brokerage firms and may also purchase Shares directly by mail or bank wire. The minimum initial investment is $2,000, and the minimum subsequent investment is $100. The Fund in its sole discretion may accept or reject any order for purchases of Bedford Shares.

    All payments for initial and subsequent investments should be in U.S. dollars. Purchases will be effected at the net asset value next determined after PFPC, the Fund's transfer agent, has received a purchase order in proper form and the Fund's custodian has Federal Funds immediately available to it. In those cases where payment is made by check, Federal Funds will generally become available two Business Days after the check is received. Orders which are accompanied by Federal Funds, and received by the Fund by 12:00 noon Eastern Time, and orders as to which payment has been converted into Federal Funds by 12:00 noon Eastern Time, will be executed as of 12:00 noon that Business Day. Orders which are accompanied by Federal Funds and received by the Fund after 12:00 noon Eastern Time but prior to 4:00 p.m. Eastern Time, and orders as to which payment has been converted into Federal Funds after 12:00 noon Eastern Time but prior to 4:00 p.m. Eastern Time on any Business Day of the Fund, will be executed as of 4:00 p.m. Eastern Time on that Business Day but will not be entitled to receive dividends declared on such Business Day. Orders which are accompanied by Federal Funds and received by the Fund as of 4:00 p.m. Eastern Time or later, and orders as to which payment has been converted to Federal Funds as of 4:00 p.m. Eastern Time or later on a Business Day will be processed as of 12:00 noon Eastern Time on the following Business Day. A "Business Day" is any day that both the New York Stock Exchange (the "NYSE") and the Federal Reserve Bank of Philadelphia (the "FRB") are open.

PURCHASES THROUGH AN ACCOUNT.

    Purchases of Shares may be effected through brokers (other than FBR Fund Advisors or brokers who have clearing arrangements with FBR Fund Advisors) and may be made by check (except that a check drawn on a foreign bank will not be accepted), Federal Reserve draft or by wiring Federal Funds with funds held in the brokerage accounts. Checks or Federal Reserve drafts should be made payable as follows: (1) to an investor's broker or (ii) to "The RBB Fund--FBR Money Market Portfolio (Bedford Class)" if purchased directly from the Portfolio, and should be directed to the Transfer Agent: PFPC Inc., Attention: The RBB Fund--FBR Money Market Portfolio (Bedford Class), P.O. Box 8994, Wilmington, Delaware 19899-8994. The investor's broker is responsible for forwarding payment promptly to the Fund's Custodian, PNC Bank. An investor's bank or broker may impose a charge for this service. The payment proceeds of a redemption of shares recently purchased by check may be delayed as described under "Redemption Procedures."

    In the event of a purchase effected through an investor's Account with his broker through procedures established in connection with the requirements of Accounts at such broker, beneficial ownership of Shares will be recorded by the broker and will be reflected in the Account statements provided by the broker to such investors. A broker may impose minimum investor Account requirements. Although a broker does not impose a sales charge for purchases of Bedford Shares, depending on the terms of an investor's Account with his broker, the broker may charge an investor's Account fees for automatic investment and other services provided to the Account. Information concerning Account requirements, services and charges should be obtained from an investor's broker. This Prospectus should be read in conjunction with any information received from a broker. Shareholders whose shares are held in the street name account of a broker/dealer and who desire to transfer such shares to the street name account of another broker/dealer should contact their current broker/dealer.

    If a broker makes special arrangements under which orders for Bedford Shares are received by PFPC prior to 12:00 noon Eastern Time, and the broker guarantees that payment for such Shares will be made in Federal Funds to the Fund's custodian prior to 4:00 p.m. Eastern Time, on the same day, such purchase orders will be effective and Shares will be purchased at the offering price in effect as of 12:00 noon Eastern Time on the date the purchase order is received by PFPC.

    A Shareholder of The FBR Funds may purchase Bedford Shares of the Portfolio in exchange for his shares of The FBR Funds. This exchange privilege is available for an investor with an existing account. See "Exchange of Shares" below.

    For distribution services with respect to Bedford Shares of the Portfolio held by clients of FBR, the Fund's Distributor will pay FBR up to .50% of the annual average value of such accounts.

DIRECT PURCHASES.

    Investors may purchase the Portfolio's shares by mail by fully completing and signing an Account Information Form (the "Application"), a copy of which is attached to this Prospectus, and mailing it, together with a check payable to "The RBB Fund--FBR Money Market Portfolio (Bedford Class)," at the address below:

        FBR Money Market Portfolio
       c/o PFPC
       P.O. Box 8994
       Wilmington, DE 19899-8994

For overnight deliveries
       FBR Money Market Portfolio
       400 Bellevue Parkway Suite 108
       Wilmington, DE 19809

The check must specify the name of The RBB Fund--FBR Money Market Portfolio (Bedford Class). Subsequent purchases may be made by forwarding payment to the Fund's transfer agent at the foregoing address.

    Provided that the investment is at least $2,500, an investor may also purchase Shares by having his bank or his broker wire Federal Funds to the Fund's Custodian, PNC Bank. An investor's bank or broker may impose a charge for this service. In order to ensure prompt receipt of an investor's Federal Funds wire, for an initial investment, it is important that an investor follows these steps:

        A. Telephone the Fund's transfer agent, PFPC, toll-free (800) 821-3460, and provide it with your name, address, telephone number, Social Security or Tax Identification Number, the Bedford Class selected, the amount being wired, and by which bank. PFPC will then provide an investor with a Fund account number. (Investors with existing accounts should also notify the Fund's transfer agent prior to wiring funds.)

        B. Instruct your bank or broker to wire the specified amount, together with your assigned account number, to the Custodian:

        PNC Bank, N.A.
       ABA-0310-0005-3.
       CREDIT ACCOUNT NUMBER: 86-1030-3398
       FROM: (name of investor)
       ACCOUNT NUMBER: (investor's account number with the Portfolio) FOR PURCHASE OF: (name of the Portfolio)
       AMOUNT: (amount to be invested)

        C. Fully complete and sign the Application and mail it to the address shown thereon. PFPC will not process redemptions until it receives a fully completed and signed Application.

For subsequent investments, an investor should follow steps A and B above.

AUTOMATIC INVESTMENT PLAN

    Additional investments in Shares of the Funds may be made automatically by authorizing PFPC to withdraw funds from your bank account through an Automatic Investment Plan. Investors desiring to participate in an Automatic Investment Plan should call RBB's transfer agent, PFPC, at (800) 821-3460 to obtain the appropriate forms, or complete the appropriate section of the Application included with this Prospectus. The minimum initial investment for an Automatic Investment Plan is $2,000 with minimum monthly payments of $100.

RETIREMENT PLANS.

    Shares may be purchased in conjunction with individual retirement accounts ("IRAs") and rollover IRAs where PNC Bank acts as custodian. For further information as to applications and annual fees, contact the Distributor or your broker. To determine whether the benefits of an IRA are available and/or appropriate, a shareholder should consult with a tax adviser.

REDEMPTION PROCEDURES

    Redemption orders are effected at the net asset value per share next determined after receipt of the order in proper form by the Fund's transfer agent, PFPC. Investors may redeem all or some of their Shares in accordance with one of the procedures described below.

REDEMPTION OF SHARES IN AN ACCOUNT.

    An investor who beneficially owns Shares may redeem Shares in his Account in accordance with instructions and limitations pertaining to his Account by contacting his broker. If such notice is received by PFPC from the broker by 12:00 noon Eastern Time on any Business Day, the redemption will be effective as of 12:00 noon Eastern Time on that day. Payment of the redemption proceeds will be made after 12:00 noon Eastern Time on the day the redemption is effected, provided that the Fund's custodian is open for business. If the custodian is not open, payment will be made on the next bank business day. If the redemption request is received between 12:00 noon and 4:00 p.m. Eastern Time on a Business Day, the redemption will be effective as of 4:00 p.m. Eastern Time on such Business Day and payment will be made on the next bank business day following receipt of the redemption request. If all shares are redeemed, all accrued but unpaid dividends on those shares will be paid with the redemption proceeds.

    Each brokerage firm reserves the right to waive or modify criteria for participation in an Account or to terminate participation in an Account for any reason.

REDEMPTION OF SHARES OWNED DIRECTLY.

    An investor may redeem any number of Shares by sending a written request to The RBB Fund--FBR Money Market Portfolio (Bedford Class), c/o PFPC, P.O. Box 8994, Wilmington, Delaware 19899-8994. Redemption requests must be signed by each shareholder in the same manner as the Shares are registered. Redemption requests for joint accounts require the signature of each joint owner. On redemption requests of $5,000 or more, a signature guarantee is required. A signature guarantee verifies the authenticity of your signature and the guarantor must be an eligible guarantor. In order to be eligible, the guarantor must be a participant in a STAMP program (a Securities Transfer Agents Medallion Program). (For a more complete description of a signature guarantee, see "Additional Information about Redemptions" below.)

    Investors may redeem shares without charge by telephone if they have checked the appropriate box and supplied the necessary information on the Application, or have filed a Telephone Authorization with the Fund's transfer agent. An investor may obtain a Telephone Authorization from PFPC or by calling Account Services at (800) 821-3460. The Fund will employ reasonable procedures to confirm that instructions communicated by telephone are genuine, and if the Fund does not employ such procedures, it may be liable for any losses due to unauthorized or fraudulent telephone instructions. The proceeds will be mailed by check to an investor's registered address unless he has designated in his Application or Telephone Authorization that such proceeds are to be sent by wire transfer to a specified checking or savings account. If proceeds are to be sent by wire transfer, a telephone redemption request received prior to 4:00 p.m. will result in redemption proceeds being wired to the investor's bank account on the next day that a wire transfer can be effected. The minimum redemption for proceeds sent by wire transfer is $2,500. There is no maximum for proceeds sent by wire transfer. The Fund may modify this redemption service at any time or charge a service fee upon prior notice to shareholders. No fee is currently contemplated.

Neither PFPC nor the Fund will be liable for any loss, liability, cost or expense for following the procedures below or for following instructions communicated by telephone that it reasonably believes to be genuine.

    The Fund's telephone transaction procedures include the following measures:
(1) requiring the appropriate telephone transaction privilege forms; (2) requiring the caller to provide the names of the account owners, the account social security number and name of the fund, all of which must match the Fund's records; (3) requiring the Fund's service representative to complete a telephone transaction form, listing all of the above caller identification information;
(4) requiring that redemption proceeds be sent only by check to the account owners of record at the address of record, or by wire only to the owners of record at the bank account of record; (5) sending a written confirmation for each telephone transaction to the owners of record at the address of record within five (5) business days of the call; and (6) maintaining tapes of telephone transactions for six months, if the fund elects to record shareholder telephone transactions.

    For accounts held of record by a broker-dealer, trustee, custodian or other agent, additional documentation or information regarding the scope of a caller's authority is required. Finally, for telephone transactions in accounts held jointly, additional information regarding other account holders is required. Telephone transactions will not be permitted in connection with IRA or other retirement plan accounts or by attorney-in-fact under power of attorney.

REDEMPTION BY CHECK.

    Upon request, the Fund will provide any direct investor and any investor who does not have check writing privileges for his Account with forms of drafts ("checks") payable through PNC Bank. These checks may be made payable to the order of anyone. The minimum amount of a check is $250; however, a broker/dealer may establish a higher minimum. An investor wishing to use this check writing redemption procedure should complete specimen signature cards, and then forward such signature cards to PFPC. PFPC will then arrange for the checks to be honored by PNC Bank. Investors who own shares through an Account should contact their brokers for signature cards. Investors of joint accounts may elect to have checks honored with a single signature. Check redemptions will be subject to PNC Bank's rules governing checks. An investor will be able to stop payment on a check redemption. The Fund or PNC Bank may terminate this redemption service at any time, and neither shall incur any liability for honoring checks, for effecting redemptions to pay checks, or for returning checks which have not been accepted.

    When a check is presented to PNC Bank for clearance, PNC Bank, as the investor's agent, will cause the Fund to redeem a sufficient number of full and fractional shares owned by the investor to cover the amount of the check. This procedure enables the investor to continue to receive dividends on those Shares equalling the amount being redeemed by check until such time as the check is presented to PNC Bank. Checks may not be presented for cash payment at the offices of PNC Bank because, under 1940 Act rules, redemptions may be effected only at the redemption price next determined after the redemption request is presented to PFPC. This limitation does not affect checks used for the payment of bills or cash at other banks.

ADDITIONAL INFORMATION ABOUT REDEMPTIONS.

    A shareholder may have redemption proceeds of $1 million or more wired to the shareholder's brokerage account or a commercial bank account designated by the shareholder. A transaction fee of $15.00 will be charged for payments by wire. Questions about this option, or redemption requirements generally, should be referred to the shareholder's FBR account executive, to the investor's broker, or to the Transfer Agent if the shares are not held in a brokerage account.

    Written redemption instructions, indicating the Portfolio from which shares are to be redeemed, and duly endorsed stock certificates, if previously issued, must be received by the Transfer Agent in proper form and signed exactly as the shares are registered. All signatures must be guaranteed. The Transfer

Agent has adopted standards and procedures pursuant to which signature-guarantees in proper form generally will be accepted from domestic banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations, as well as from participants in the New York Stock Exchange Medallion Signature Program, the Stock Exchanges Medallion Program and the Securities Transfer Agents Medallion Program ("STAMP"). Such guarantees must be signed by an authorized signatory thereof with "Signature Guaranteed" appearing with the shareholder's signature. If the signature is guaranteed by a broker or dealer, such broker or dealer must be a member of a clearing corporation and maintain net capital of at least $100,000. Signature-guarantees may not be provided by notaries public. Redemption requests by corporate and fiduciary shareholders must be accompanied by appropriate documentation establishing the authority of the person seeking to act on behalf of the account. Investors may obtain from the Fund or the Transfer Agent forms of resolutions and other documentation which have been prepared in advance to assist compliance with the Portfolio's procedures.

    During times of drastic economic or market conditions, investors may experience difficulty in contacting FBR, the Distributor or the investor's broker by telephone to request a redemption of Portfolio shares. In such cases, investors should consider using the other redemption procedures described herein. Use of these other redemption procedures may result in the redemption request being processed at a later time than it would have been if telephone redemption had been used.

AUTOMATIC WITHDRAWAL

    Automatic withdrawal permits investors to request withdrawal of a specified dollar amount (minimum of $100) on either a monthly or quarterly basis if the investor has a $10,000 minimum account. An application for automatic withdrawal can be obtained from FBR Fund Advisors, the Distributor, the investor's broker, or the Transfer Agent. Automatic Withdrawal may be ended at any time by the investor, the Fund or the Transfer Agent. Shares for which certificates have been issued may not be redeemed through Automatic Withdrawal. Purchases of additional shares concurrently with Withdrawals generally are undesirable.

    THE FUND ORDINARILY WILL MAKE PAYMENT FOR ALL SHARES REDEEMED WITHIN SEVEN DAYS AFTER RECEIPT BY PFPC OF A REDEMPTION REQUEST IN PROPER FORM. HOWEVER, SHARES PURCHASED BY CHECK WILL NOT BE REDEEMED, FOR A PERIOD OF UP TO FIFTEEN DAYS AFTER THEIR PURCHASE, PENDING A DETERMINATION THAT THE CHECK HAS CLEARED. THIS PROCEDURE DOES NOT APPLY TO SHARES PURCHASED BY WIRE PAYMENT. DURING THE PERIOD PRIOR TO THE TIME SHARES ARE REDEEMED, DIVIDENDS ON SUCH SHARES WILL ACCRUE AND BE PAYABLE.

    The Fund imposes no charge when Shares are redeemed. The Fund reserves the right to redeem any account in the Class involuntarily, on thirty days' notice, if such account falls below $500 and during such 30-day period the amount invested in such account is not increased to at least $500. Payment for Shares redeemed may be postponed or the right of redemption suspended as provided by the rules of the Securities and Exchange Commission.

                               EXCHANGE OF SHARES

EXCHANGE PRIVILEGE

    The exchange privilege enables an investor to purchase shares of the Portfolio in exchange for shares of the other mutual funds sponsored or advised by FBR, to the extent such shares are offered for sale in the investor's state of residence. These funds have different investment objectives which may be of interest to investors. To use this Privilege, investors should consult their account executive at FBR Fund Advisors, their investment dealers who have sales agreements with FBR Fund Advisors, the Distributor, the investor's broker or the Transfer Agent to determine if it is available and whether any conditions are imposed on its use. Currently, exchanges may be made among the following other portfolios:

    - FBR Small Cap Financial Fund

    - FBR Financial Services Fund

    - FBR Small Cap Growth/Value Fund

    To use this Privilege, exchange instructions must be given to the Transfer Agent in writing or by telephone. A shareholder wishing to make an exchange may do so by sending a written request to the Transfer Agent at: PFPC Inc.,
Attention: The RBB Fund--FBR Money Market Portfolio (Bedford Class), P.O. Box 8994, Wilmington, Delaware 19899-8994. Shareholders are automatically provided with telephone exchange privileges when opening an account, unless they indicate on the account application that they do not wish to use this privilege. Shareholders holding share certificates are not eligible to exchange shares of the Portfolio by phone because share certificates must accompany all exchange requests. To add this feature to an existing account that previously did not provide for this option, a Telephone Exchange Authorization Form must be filed with the Transfer Agent. This form is available from the Transfer Agent. Once this election has been made, the shareholder may contact the Transfer Agent by telephone at (800) 821-3460 to request the exchange. During periods of substantial economic or market change, telephone exchanges may be difficult to complete and shareholders may have to submit exchange requests to the Transfer Agent in writing.

    If the exchanging shareholder does not currently own shares of the Portfolio or fund whose shares are being acquired, a new account will be established with the same registration, dividend and capital gain options and the same dealer of record as the account from which shares are exchanged, unless otherwise specified in writing by the shareholder with all signatures guaranteed by an eligible guarantor institution as defined above. To participate in the Systematic Investment Plan or establish automatic withdrawal for the new account, however, an exchanging shareholder must file a specific written request. The exchange privilege may be modified or terminated at any time, or from time to time, by the Fund on 60 days' notice to affected portfolio or fund shareholders. The Fund, PFPC, the Fund's Transfer Agent, the Distributor, and FBR Fund Advisors will not be liable for any loss, liability, cost or expense for acting upon telephone instructions that are reasonably believed to be genuine. In attempting to confirm that telephone instructions are genuine, the Fund will use such procedures as are considered reasonable, including recording those instructions and requesting information as to account registration (such as the name in which an account is registered, the account number, recent transactions in the account, and the account holder's Social Security number, address and/or bank).

    Before any exchange, the investor must obtain and should review a copy of the current prospectus of the portfolio or fund into which the exchange is being made. Prospectuses may be obtained from FBR Fund Advisors. Except in the case of Personal Retirement Plans, the shares being exchanged must have a current value of at least $250; furthermore, when establishing a new account by exchange, the shares being exchanged must have a value of at least the minimum initial investment required for the portfolio or fund into which the exchange is being made; if making an exchange to an existing account, the dollar value must equal or exceed the applicable minimum for subsequent investments. If any amount remains in the investment portfolio from which the exchange is being made, such amount must not be below the minimum account value required by the portfolio or fund.

    Shares will be exchanged at the next determined public offering price; however, to qualify, at the time of the exchange the investor must notify FBR Fund Advisors, the Distributor, his investment dealer or the Transfer Agent. Any such qualification is subject to confirmation of the investor's holdings through a check of appropriate records. No fees currently are charged shareholders directly in connection with exchanges, although the Fund reserves the right, upon not less than 60 days' written notice, to charge shareholders a $5.00 fee in accordance with rules promulgated by the Securities and Exchange Commission. The Fund reserves the right to reject any exchange request in whole or in part. The Exchange Privilege may be modified or terminated at any time upon notice to shareholders.

    The exchange of shares of one portfolio or fund for shares of another is treated for Federal income tax purposes as a sale of the shares given in exchange by the shareholder and, therefore, an exchanging shareholder may realize a taxable gain or loss.

REDIRECTED DISTRIBUTION OPTION.

    The Redirected Distribution Option enables a shareholder to invest automatically dividends or dividends and capital gain distributions, if any, paid by the Portfolio in shares of another portfolio of the Fund or a fund advised or sponsored by FBR Fund Advisors of which the shareholder is an investor. Shares of the other portfolio or fund will be purchased at the then current public offering price; however, a sales load may be charged with respect to investments in shares of a portfolio or fund sold with a sales load. If the shareholder is investing in a fund that charges a sales load, such shareholder may qualify for share prices which do not include the sales load or which reflect a reduced sales load.

    This Privilege is available only for existing accounts and may not be used to open new accounts. Minimum subsequent investments do not apply. The Fund may modify or terminate this Privilege at any time or charge a service fee. No such fee currently is contemplated.

                                NET ASSET VALUE

    The net asset value per share of the Portfolio for the purpose of pricing purchase and redemption orders is determined twice each day, once as of 12:00 noon Eastern Time and once as of 4:00 p.m. Eastern Time on each weekday with the exception of those holidays on which either the NYSE or the FRB is closed. Currently, the NYSE is closed on weekends and the customary national business holidays of New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day (observed), Labor Day, Thanksgiving Day and Christmas Day (observed). The FRB is currently closed on weekends and the same holidays as the NYSE is closed (except Christmas Day (observed), as well as Martin Luther King, Jr. Day, Veterans Day and Columbus Day. Each Portfolio's net asset value per share is calculated by adding the value of all securities and other assets of the Portfolio, subtracting its liabilities and dividing the result by the number of its outstanding shares. The net asset value per share of each Portfolio is determined independently of any of the Fund's other investment portfolios.

    The Fund seeks to maintain for the Portfolio a net asset value of $1.00 per share for purposes of purchases and redemptions and values its portfolio securities on the basis of the amortized cost method of valuation described in the Statement of Additional Information under the heading "Valuation of Shares." There can be no assurance that net asset value per share will not vary.

    With the approval of the Board of Directors, the Portfolio may use a pricing service, bank or broker-dealer experienced in such matters to value the Portfolio's securities. A more detailed discussion of net asset value and security valuation is contained in the Statement of Additional Information.

                                   MANAGEMENT

BOARD OF DIRECTORS

    The business and affairs of the Fund and each investment portfolio are managed under the direction of the Fund's Board of Directors. The Fund currently operates or proposes to operate nineteen separate investment portfolios. The Class represents interests in the Fund's Money Market Portfolio.

INVESTMENT ADVISER AND SUB-ADVISER

    PIMC, a wholly owned subsidiary of PNC Bank, serves as the investment adviser for the Portfolio. PIMC was organized in 1977 by PNC Bank to perform advisory services for investment companies, and has its principal offices at Bellevue Park Corporate Center, 400 Bellevue Parkway, Wilmington, Delaware 19809. PNC Bank serves as the sub-adviser for the Portfolio. PNC Bank and its predecessors have been in the business of managing the investments of fiduciary and other accounts in the Philadelphia area since 1847. PNC Bank and its subsidiaries currently manage over $31.4 billion of assets, of which approximately $28.3 billion are mutual funds. PNC Bank, a national bank whose principal business address is 1600 Market Street, Philadelphia, Pennsylvania 19103, is a wholly owned subsidiary of PNC Bancorp, Inc. PNC Bancorp, Inc. is a bank holding company and a wholly owned subsidiary of PNC Bank Corp, a multi-bank holding company.

    As investment adviser to the Portfolio, PIMC manages such Portfolio and is responsible for all purchases and sales of portfolio securities. PIMC also assists generally in supervising the operations of the Portfolio, and maintains the Portfolios' financial accounts and records. PNC Bank, as sub-adviser, provides research and credit analysis and provides PIMC with certain other services. In entering into Portfolio transactions for the Portfolio with a broker, PIMC may take into account the sale by such broker of shares of the Fund, subject to the requirements of best execution.

    For the services provided to and expenses assumed by it for the benefit of the Money Market Portfolio, PIMC is entitled to receive the following fees, computed daily and payable monthly based on a Portfolio's average daily net assets: .45% of the first $250 million; .40% of the next $250 million; and .35% of net assets in excess of $500 million.

    PIMC may in its discretion from time to time agree to waive voluntarily all or any portion of its advisory fee for the Portfolio. For its sub-advisory services, PNC Bank is entitled to receive from PIMC an amount equal to 75% of the advisory fees paid by the Fund to PIMC with respect to the Portfolio (subject to certain adjustments). Such sub-advisory fees have no effect on the advisory fees payable by the Portfolio to PIMC. In addition, PIMC may from time to time enter into an agreement with one of its affiliates pursuant to which it delegates some or all of its accounting and administrative obligations under its advisory agreements with the Fund relating to the Portfolio. Any such arrangement would have no effect on the advisory fees payable by the Portfolio to PIMC.

    For the Fund's fiscal year ended August 31, 1996, the Fund paid investment advisory fees aggregating .20% of the average daily net assets of the Money Market Portfolio. For that same year, PIMC waived approximately .17% of average daily net assets of the Money Market Portfolio.

TRANSFER AGENT, DIVIDEND DISBURSING AGENT, AND CUSTODIAN

    PNC Bank also serves as the Fund's custodian and PFPC, an indirect wholly owned subsidiary of PNC Bank Corp, serves as the Fund's transfer agent and dividend disbursing agent. PFPC may enter into shareholder servicing agreements with registered broker/dealers who have entered into dealer agreements with the Distributor for the provision of certain shareholder support services to customers of such broker/ dealers who are shareholders of the Portfolio. The services provided and the fees payable by the Fund for these services are described in the Statement of Additional Information under "Investment Advisory, Distribution and Servicing Arrangements."

EXPENSES

    The expenses of the Portfolio are deducted from the total income of the Portfolio before dividends are paid. These expenses include, but are not limited to, organizational costs, fees paid to the investment adviser, fees and expenses of officers and directors who are not affiliated with the Portfolio's investment adviser or Distributor, taxes, interest, legal fees, custodian fees, auditing fees, brokerage fees and commissions, certain of the fees and expenses of registering and qualifying the Portfolio and its shares for distribution under Federal and state securities laws, expenses of preparing prospectuses and statements of additional information and of printing and distributing prospectuses and statements of additional information annually to existing shareholders that are not attributable to a particular class, the expense of reports to shareholders, shareholders' meetings and proxy solicitations that are not attributable to a particular class, fidelity bond and directors and officers liability insurance premiums, the expense of using independent pricing services and other expenses which are not expressly assumed by the Portfolio's investment adviser under its advisory agreement with the Portfolio. Any general expenses of the Fund that are not readily identifiable as belonging to a particular investment portfolio of the Fund will be allocated among all investment portfolios of the Fund based upon the relative net assets of the investment portfolios at the time such expenses were accrued. In addition, distribution expenses, transfer agency expenses, expenses of preparing, printing and distributing prospectuses, statements of additional information, proxy statements and reports to shareholders, and registration fees identified as belonging to a particular class, are allocated to the class.

    The investment adviser has agreed to reimburse the Portfolio for the amount, if any, by which the total operating and management expenses of such Portfolio for any fiscal year exceed the most restrictive state blue sky expense limitation in effect from time to time, to the extent required by such limitation.

    The investment adviser may assume additional expenses of the Portfolio from time to time. In certain circumstances, it may assume such expenses on the condition that it is reimbursed by the Portfolio for such amounts prior to the end of a fiscal year. In such event, the reimbursement of such amounts will have the effect of increasing a Portfolio's expense ratio and of decreasing yield to investors.

    For the Fund's fiscal year ended August 31, 1996, the Fund's total expenses were 1.14% of the average daily net assets with respect to the Class of the Money Market Portfolio (not taking into account waivers and reimbursements of
 .17%).

                             DISTRIBUTION OF SHARES

    Counsellors Securities Inc. (the "Distributor"), a wholly-owned subsidiary of Warburg, Pincus Counsellors, Inc. with an address at 466 Lexington Avenue, New York, New York, acts as distributor of the Shares of the Class of the Fund pursuant to a distribution agreement and various supplements thereto (the "Distribution Contract") with the Fund on behalf of the Class.

    The Board of Directors of the Fund approved and adopted the Distribution Contract and separate Plan of Distribution for the Class (the "Plan") pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, the Distributor is entitled to receive from the Class a distribution fee, which is accrued daily and paid monthly, of up to .65% on an annualized basis of the average daily net assets of the Class. Under the Distribution Contract, the Distributor has agreed to accept compensation for its services thereunder and under the Plan in the amount of
 .60% of the average daily net assets of the Class on an annualized basis in any year. The actual amount of such compensation is agreed upon from time to time by the Fund's Board of Directors and the Distributor. Pursuant to the conditions of an exemptive order granted by the Securities and Exchange Commission, the Distributor has agreed to waive its fee with respect to the Class on any day to the extent necessary to assure that the fee required to be accrued by the Class does not exceed the income of the Class on that day. In addition, the Distributor may, in its discretion, voluntarily waive from time to time all or any portion of its distribution fee.

    Under the Distribution Contract and the Plan, the Distributor may reallocate an amount up to the full fee that it receives to financial institutions, including broker/dealers, based upon the aggregate investment amounts maintained by and services provided to shareholders of the Class serviced by such financial institutions. The Distributor may also reimburse broker/dealers for other expenses incurred in the promotion of the sale of Fund shares. The Distributor and/or broker/dealers pay for the cost of printing (excluding typesetting) and mailing to prospective investors prospectuses and other materials relating to the Fund as well as for related direct mail, advertising and promotional expenses.

    The Plan obligates the Fund, during the period it is in effect, to accrue and pay to the Distributor on behalf of the Class the fee agreed to under the Distribution Contract. The Plan does not obligate the Fund to reimburse the Distributor for the actual expenses the Distributor may incur in fulfilling its obligations under the Plan on behalf of the Class. Thus, under the Plan, even if the Distributor's actual expenses exceed the fee payable to the Distributor thereunder at any given time, the Fund will not be obligated to pay more than that fee. If the Distributor's actual expenses are less than the fee it receives, the Distributor will retain the full amount of the fee.

    The Plan has been approved by the shareholders of the Class. Under the terms of Rule 12b-1, each will remain in effect only if approved at least annually by the Fund's Board of Directors, including those directors who are not "interested persons" of the Fund as that term is defined in the 1940 Act and who have no direct or indirect financial interest in the operation of the Plan or in any agreements related thereto ("12b-1 Directors"). The Plan may be terminated at any time by vote of a majority of the 12b-1 Directors or by vote of a majority of the Fund's outstanding voting securities of the Class. The fee set forth above will be paid by the Fund on behalf of the Class to the Distributor unless and until the Plan is terminated or not renewed.

                          DIVIDENDS AND DISTRIBUTIONS

    The Fund will distribute substantially all of the net investment income and net realized capital gains, if any, of the Portfolio to the Portfolio's shareholders. All distributions are reinvested in the form of additional full and fractional Shares of the Class unless a shareholder elects otherwise.

    The net investment income (not including any net short-term capital gains) earned by the Portfolio will be declared as a dividend on a daily basis and paid monthly. Dividends are payable to shareholders of record immediately prior to the determination of net asset value made as of 4:00 p.m. Eastern Time. Net short-term capital gains, if any, will be distributed at least annually.

                                     TAXES

    The following discussion is only a brief summary of some of the important tax considerations generally affecting the Portfolios and their shareholders and is not intended as a substitute for careful tax planning. Accordingly, investors in the Portfolio should consult their tax advisers with specific reference to their own tax situation.

    The Portfolio will elect to be taxed as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). So long as the Portfolio qualifies for this tax treatment, such Portfolio will be relieved of Federal income tax on amounts distributed to shareholders, but shareholders, unless otherwise exempt, will pay income or capital gains taxes on amounts so distributed (except distributions that constitute "exempt interest dividends" or that are treated as a return of capital) regardless of whether such distributions are paid in cash or reinvested in additional shares. The Portfolio does not intend to make distributions that will be eligible for the corporate dividends received deduction.

    Distributions out of the "net capital gain" (the excess of net long-term capital gain over net short-term capital loss), if any, of the Portfolio will be taxed to shareholders as long-term capital gain regardless of the length of time a shareholder has held his Shares, whether such gain was reflected in the price paid for the Shares, or whether such gain was attributable to securities bearing tax-exempt interest. All other distributions, to the extent they are taxable, are taxed to shareholders as ordinary income. The maximum marginal rate on ordinary income for individuals, trusts and estates is generally 31%, while the maximum rate imposed on net capital gain of such taxpayers is 28%. Corporate taxpayers are taxed at the same rates on both ordinary income and capital gains.

    The Fund will send written notices to shareholders annually regarding the tax status of distributions made by the Portfolio. Dividends declared in October, November or December of any year payable to shareholders of record on a specified date in such a month will be deemed to have been received by the shareholders on December 31, provided such dividends are paid during January of the following year. The

Portfolio intends to make sufficient actual or deemed distributions prior to the end of each calendar year to avoid liability for Federal excise tax.

    Shareholders who are nonresident alien individuals, foreign trusts or estates, foreign corporations or foreign partnerships may be subject to different U.S. Federal income tax treatment.

    An investment in the Portfolio is not intended to constitute a balanced investment program.

                             DESCRIPTION OF SHARES

    The Fund has authorized capital of thirty billion shares of Common Stock, $.001 par value per share, of which 13.47 billion shares are currently classified into 77 different classes of Common Stock ( see "Description of Shares" in the Statement of Additional Information).

    The Fund offers multiple classes of shares in each of its Money Market Portfolio, Municipal Money Market Portfolio, Government Obligations Money Market Portfolio and New York Municipal Money Market Portfolio to expand its marketing alternatives and to broaden its range of services to different investors. The expenses of the various classes within these Portfolios vary based upon the services provided, which may affect performance. Each class of Common Stock of the Fund has a separate Rule 12b-1 distribution plan. Under the Distribution Contracts entered into with the Distributor and pursuant to each of the distribution plans, the Distributor is entitled to receive from the relevant Class as compensation for distribution services provided to the various families a distribution fee based on average daily net assets. A salesperson or any other person entitled to receive compensation for servicing Fund shares may receive different compensation with respect to different classes in a Portfolio of the Fund. An investor may contact the Fund's distributor by calling 1-800-888-9723 to request more information concerning other classes available.

    THIS PROSPECTUS AND THE STATEMENT OF ADDITIONAL INFORMATION INCORPORATED HEREIN RELATE PRIMARILY TO THE CLASSES AND DESCRIBE ONLY THE INVESTMENT OBJECTIVE AND POLICIES, OPERATIONS, CONTRACTS AND OTHER MATTERS RELATING TO THE CLASSES.

    Each share that represents an interest in a Portfolio has an equal proportionate interest in the assets belonging to such Portfolio with each other share that represents an interest in such Portfolio, even where a share has a different class designation than another share representing an interest in that Portfolio. Shares of the Fund do not have preemptive or conversion rights. When issued for payment as described in this Prospectus, Shares of the Fund will be fully paid and non-assessable.

    The Fund currently does not intend to hold annual meetings of shareholders except as required by the 1940 Act or other applicable law. The law under certain circumstances provides shareholders with the right to call for a meeting of shareholders to consider the removal of one or more directors. To the extent required by law, the Fund will assist in shareholder communication in such matters.

    Holders of shares of the Portfolio will vote in the aggregate and not by class on all matters, except where otherwise required by law. Further, shareholders of all investment portfolios of the Fund will vote in the aggregate and not by portfolio except as otherwise required by law or when the Board of Directors determines that the matter to be voted upon affects only the interests of the shareholders of a particular investment portfolio. (See the Statement of Additional Information under "Additional Information Concerning Fund Shares" for examples of when the 1940 Act requires voting by investment portfolio or by class.) Shareholders of the Fund are entitled to one vote for each full share held (irrespective of class or portfolio) and fractional votes for fractional shares held. Voting rights are not cumulative and, accordingly, the holders of more than 50% of the aggregate shares of Common Stock of the Fund may elect all of the directors.

    As of November 6, 1996, to the Fund's knowledge, no person held of record or beneficially 25% or more of the outstanding shares of all classes of the Fund.

                               OTHER INFORMATION

REPORTS AND INQUIRIES

    Shareholders will receive unaudited semi-annual reports describing the Fund's investment operations and annual financial statements audited by independent accountants. Shareholder inquiries should be addressed to PFPC, the Fund's transfer agent, Bellevue Park Corporate Center, 400 Bellevue Parkway, Wilmington, Delaware 19809, toll-free (800) 821-3460.

                           FBR MONEY MARKET PORTFOLIO,
                  (INVESTMENT PORTFOLIO OF THE RBB FUND, INC.)

                       STATEMENT OF ADDITIONAL INFORMATION



          This Statement of Additional Information provides supplementary information pertaining to shares of a class (the "Bedford Shares" or the "Shares") representing interests in the Money Market Portfolio (the Money Market Portfolio or "Portfolio") of The RBB Fund, Inc. (the "Fund"). This Statement of Additional Information is not a prospectus, and should be read only in conjunction with The RBB Fund Money Market Portfolio (Bedford Shares) Prospectus of the Fund, dated December 3, 1996 (the "Prospectus"). A copy of the Prospectus may be obtained through the Fund's distributor by calling toll-free
(800) 888-9723. This Statement of Additional Information is dated December 3, 1996.

                                    CONTENTS

                                                                      Prospectus
                                                             Page        Page
                                                          ----------  ----------

General. . . . . . . . . . . . . . . . . . . . . . . . . .      2          3
Investment Objectives and Policies . . . . . . . . . . . .      2          7
Directors and Officers . . . . . . . . . . . . . . . . . .     12        N/A
Investment Advisory, Distribution and Servicing
   Arrangements. . . . . . . . . . . . . . . . . . . . . .     16         16
Portfolio Transactions . . . . . . . . . . . . . . . . . .     20        N/A
Purchase and Redemption Information. . . . . . . . . . . .     21         11
Valuation of Shares. . . . . . . . . . . . . . . . . . . .     22         16
Taxes. . . . . . . . . . . . . . . . . . . . . . . . . . .     24         19
Additional Information Concerning Fund Shares. . . . . . .     29         19
Miscellaneous. . . . . . . . . . . . . . . . . . . . . . .     31        N/A
Financial Statements (Audited) . . . . . . . . . . . . . .    F-1        N/A
Appendix . . . . . . . . . . . . . . . . . . . . . . . . .    A-1        N/A


NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS STATEMENT OF ADDITIONAL INFORMATION IN CONNECTION WITH THE OFFERING MADE BY THE PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUND OR ITS DISTRIBUTOR. THE PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY THE FUND OR BY THE DISTRIBUTOR IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

                                     GENERAL

          The RBB Fund, Inc. (the "Fund") is an open-end management investment company currently operating or proposing to operate nineteen separate investment portfolios. This Statement of Additional Information pertains to shares of the class of common stock of the Fund (the "Class") representing interests in the Money Market Portfolio of the Fund. The Class is offered by the Prospectus dated December 3, 1996. The Fund was organized as a Maryland corporation on February 29, 1988.

          Capitalized terms used herein and not otherwise defined have the same meanings as are given to them in the Prospectus.


                       INVESTMENT OBJECTIVES AND POLICIES

          The following supplements the information contained in the Prospectus concerning the investment objectives and policies of the Portfolio. A description of ratings of municipal obligations and commercial paper is set forth in the Appendix hereto.

ADDITIONAL INFORMATION ON PORTFOLIO INVESTMENTS.

          REVERSE REPURCHASE AGREEMENTS. Reverse repurchase agreements involve the sale of securities held by the Portfolio pursuant to the Portfolio's agreement to repurchase the securities at an agreed upon price, date and rate of interest. Such agreements are considered to be borrowings under the Investment Company Act of 1940 (the "1940 Act"), and may be entered into only for temporary or emergency purposes. While reverse repurchase transactions are outstanding, the Portfolio will maintain in a segregated account with the Fund's custodian or a qualified sub-custodian, cash, U.S. Government securities or other liquid, high-grade debt securities of an amount at least equal to the market value of the securities, plus accrued interest, subject to the agreement.

          VARIABLE RATE DEMAND INSTRUMENTS. Variable rate demand instruments held by the Money Market Portfolio may have maturities of more than 397 calendar days, provided: (i) the Portfolio is entitled to the payment of principal at any time, or during specified intervals not exceeding 397 calendar days, upon giving the prescribed notice (which may not exceed 30 days), and (ii) the rate of interest on such instruments is adjusted at periodic intervals which may extend up to 397 calendar days. In determining the average weighted maturity of the Money Market Portfolio and whether a variable rate demand instrument has a remaining maturity of 397 calendar days or less, each instrument will be deemed by the Portfolio to have a maturity equal to the longer of the period remaining until its next interest rate adjustment or the period remaining until the principal amount can be recovered through demand. In determining whether an unrated variable rate demand instrument is an eligible security, the Portfolio's investment adviser will follow guidelines adopted by the Fund's Board of Directors.

          FIRM COMMITMENTS. Firm commitments for securities include "when issued" and delayed delivery securities purchased for delivery beyond the normal settlement date at a stated price and yield. While the Portfolio has firm commitments outstanding, the Portfolio will maintain in a segregated account with the Fund's custodian or a qualified sub-custodian, cash, U.S. government securities or other liquid, high grade debt securities of an amount at least equal to the purchase price of the securities to be purchased. Normally, the custodian for the Portfolio will set aside portfolio securities to satisfy a purchase commitment and, in such a case, the Portfolio may be required subsequently to place additional assets in the separate account in order to ensure that the value of the account remains equal to the amount of the Portfolio's commitment. It may be expected that the Portfolio's net assets will fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash. Because the Portfolio's liquidity and ability to manage its portfolio might be affected when it sets aside cash or portfolio securities to cover such purchase commitments, the Portfolio expects that commitments to purchase "when issued" securities will not exceed 25% of the value of its total assets absent unusual market conditions. When the Portfolio engages in when-issued transactions, it relies on the seller to consummate the trade. Failure of the seller to do so may result in the Portfolio's incurring a loss or missing an opportunity to obtain a price considered to be advantageous.

          STAND-BY COMMITMENTS. The Money Market Portfolio may enter into stand-by commitments with respect to obligations issued by or on behalf of states, territories, and possessions of the United States, the District of Columbia, and their political subdivisions, agencies, instrumentalities and authorities (collectively, "Municipal Obligations") held in its portfolio.
Under a stand-by commitment, a dealer would agree to purchase at the Portfolio's option a specified Municipal Obligation at its amortized cost value to the Portfolio plus accrued interest, if any. Stand-by commitments may be exercisable by the Money Market Portfolio at any time before the maturity of the underlying Municipal Obligations and may be sold, transferred or assigned only with the instruments involved.

          The Money Market Portfolio expects that stand-by commitments will generally be available without the payment of any direct or indirect consideration. However, if necessary or advisable, the Portfolio may pay for a stand-by commitment either separately in cash or by paying a higher price for portfolio securities which are acquired subject to the commitment (thus reducing the yield to maturity otherwise available for the same securities). The total amount paid in either manner for outstanding stand-by commitments held by the Money Market Portfolio will not exceed 1/2 of 1% of the value of the Portfolio's total assets calculated immediately after each stand-by commitment is acquired.

          The Money Market Portfolio intends to enter into stand-by commitments only with dealers, banks and broker-dealers which, in the investment adviser's opinion, present minimal credit risks. Either such Portfolio's reliance upon the credit of these dealers, banks and broker-dealers will be secured by the value of the underlying Municipal Obligations that are subject to the commitment.

          The Money Market Portfolio will acquire stand-by commitments solely to facilitate portfolio liquidity and do not intend to exercise their rights thereunder for trading purposes. The acquisition of a stand-by commitment will not affect the valuation or assumed maturity of the underlying Municipal Obligation which will continue to be valued in accordance with the amortized cost method. The actual stand-by commitment will be valued at zero in determining net asset value. Accordingly, where the Portfolio pays directly or indirectly for a stand-by commitment, its cost will be reflected as an unrealized loss for the period during which the commitment is held by the Portfolio and will be reflected in realized gain or loss when the commitment is exercised or expires.

          MUNICIPAL OBLIGATIONS. The Portfolio invests in short-term Municipal Obligations which are determined by the Portfolio's investment adviser to present minimal credit risks and that meet certain ratings criteria pursuant to guidelines established by the Fund's Board of Directors. The Portfolio may also purchase Unrated Securities provided that such securities are determined to be of comparable quality to eligible rated securities. The applicable Municipal Obligations ratings are described in the Appendix to this Statement of Additional Information.

          The two principal classifications of Municipal Obligations are "general obligation" securities and "revenue" securities. General obligation securities are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue securities are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific excise tax or other specific revenue source such as the user of the facility being financed. Revenue securities include private activity bonds which are not payable from the unrestricted revenues of the issuer. Consequently, the credit quality of private activity bonds is usually directly related to the credit standing of the corporate user of the facility involved.

          Municipal Obligations may also include "moral obligation" bonds, which are normally issued by special purpose public authorities. If the issuer of moral obligation bonds is unable to meet its debt service obligations from current revenues, it may draw on a reserve fund, the restoration of which is a moral commitment but not a legal obligation of the state or municipality which created the issuer.

          Municipal Obligations may include variable rate demand notes. Such notes are frequently not rated by credit rating agencies, but unrated notes purchased by the Portfolio will have been determined by the Portfolio's investment adviser to be of comparable quality at the time of the purchase to rated instruments purchasable by the Portfolio. Where necessary to ensure that a note is of eligible quality, the Portfolio will require that the issuer's obligation to pay the principal of the note is backed by an unconditional bank letter or line of credit, guarantee or commitment to lend. While there may be no active secondary market with respect to a particular variable rate demand note purchased by a Portfolio, the Portfolio may, upon the notice specified in the note, demand payment of the principal of the note at any time or during specified periods not exceeding 397 calendar days, depending upon the instrument involved. The absence of such an active secondary market, however, could make it difficult for the Portfolio to dispose of a variable rate demand note if the issuer defaulted on its payment obligation or during the periods that the Portfolio is not entitled to exercise its demand rights. The Portfolio could, for this or other reasons, suffer a loss to the extent of the default. The Portfolio invests in variable rate demand notes only when the Portfolio's investment adviser deems the investment to involve minimal credit risk. The Portfolio's investment adviser also monitors the continuing creditworthiness of issuers of such notes to determine whether the Portfolio should continue to hold such notes.

          OBLIGATIONS OF DOMESTIC BANKS, FOREIGN BANKS AND FOREIGN BRANCHES OF U.S. BANKS. For purposes of the Money Market Portfolio's investment policies with respect to bank obligations, the assets of a bank or savings institution will be deemed to include the assets of its domestic and foreign branches. Investments in bank obligations will include obligations of domestic branches of foreign banks and foreign branches of domestic banks. Such investments may involve risks that are different from investments in securities of domestic branches of U.S. banks. These risks may include future unfavorable political and economic developments, possible withholding taxes on interest income, seizure or nationalization of foreign deposits, currency controls, interest limitations, or other governmental restrictions which might affect the payment of principal or interest on the securities held in the Money Market Portfolio. Additionally, these institutions may be subject to less stringent reserve requirements and to different accounting, auditing, reporting and recordkeeping requirements than those applicable to domestic branches of U.S. banks. The Money Market Portfolio will invest in obligations of domestic branches of foreign banks and foreign branches of domestic banks only when its investment adviser believes that the risks associated with such investment are minimal.

          U.S. GOVERNMENT OBLIGATIONS. Examples of types of U.S. Government obligations include U.S. Treasury Bills, Treasury Notes and Treasury Bonds and the obligations of Federal Home Loan Banks, Federal Farm Credit Banks, Federal Land Banks, the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, Federal National Mortgage Association, Government National Mortgage Association, General Services Administration, Student Loan Marketing Association, Central Bank for Cooperatives, Federal Home Loan Mortgage Corporation, Federal Intermediate Credit Banks, Maritime Administration, International Bank for Reconstruction and Development (the "World Bank"), the Asian-American Development Bank and the Inter-American Development Bank.

          SECTION 4(2) PAPER. "Section 4(2) paper" is commercial paper which is issued in reliance on the "private placement" exemption from registration which is afforded by Section 4(2) of the Securities Act of 1933.
Section 4(2) paper is restricted as to disposition under the Federal securities laws and is generally sold to institutional investors such as the Fund which agree that they are purchasing the paper for investment and not with a view to public distribution. Any resale by the purchaser must be in an exempt transaction. Section 4(2) paper normally is resold to other institutional investors through or with the assistance of investment dealers who make a market in the Section 4(2) paper, thereby providing liquidity. See "Illiquid Securities" below.

          REPURCHASE AGREEMENTS. The repurchase price under the repurchase agreements described in the Prospectus generally equals the price paid by the Portfolio plus interest negotiated on the basis of current short-term rates (which may be more or less than the rate on the securities underlying the repurchase agreement). Securities subject to repurchase agreements will be held by the Fund's custodian in the Federal Reserve/Treasury book-entry system or by another authorized securities depository. Repurchase agreements are considered to be loans by the Portfolio under the 1940 Act.

          MORTGAGE-RELATED DEBT SECURITIES. Mortgage-related debt securities represent ownership interests in individual pools of residential mortgage loans. These securities are designed to provide monthly payments of interest and principal to the investor. Each mortgagor's monthly payment to his lending institution on his residential mortgage is "passed-through" to investors. Mortgage pools consist of whole mortgage loans or participations in loans. The terms and characteristics of the mortgage instruments are generally uniform within a pool but may vary among pools. Lending institutions which originate mortgages for the pools are subject to certain standards, including credit and underwriting criteria for individual mortgages included in the pools.

          Since the inception of the mortgage-related pass-through security in 1970, the market for these securities has expanded considerably. The size of the primary issuance market, and active participation in the secondary market by securities dealers and many types of investors, historically have made interests in government and government-related pass-through pools highly liquid, although no guarantee regarding future market conditions can be made. The average life of pass-through pools varies with the maturities of the underlying mortgage instruments. In addition, a pool's term may be shortened by unscheduled or early payments of principal and interest on the underlying mortgages. The occurrence of mortgage prepayments is affected by factors including the level of interest rates, general economic conditions, the location and age of the mortgages and various social and demographic conditions. Because prepayment rates of individual pools vary widely, it is not possible to predict accurately the average life of a particular pool. For pools of fixed rate 30 year mortgages, common industry practice is to assume that prepayments will result in a 12 year average life. Pools of mortgages with other maturities or different characteristics will have varying assumptions concerning average life. The assumed average life of pools of mortgages having terms of less than 30 years is less than 12 years, but typically not less than 5 years. Yields on pass-through securities are typically quoted by investment dealers and vendors based on the maturity of the underlying instruments and the associated average life assumption. In periods of falling interest rates, the rate of prepayment tends to increase, thereby shortening the actual average life of a pool of underlying mortgage-related securities. Conversely, in periods of rising rates the rate of prepayment tends to decrease, thereby lengthening the actual average life of the pool. Historically, actual average life has been consistent with the 12-year assumption referred to above. Actual prepayment experience may cause the yield of mortgage-related securities to differ from the assumed average life yield.
In addition, as noted in the Prospectus, reinvestment of prepayments may occur at higher or lower interest rates than the original investment, thus affecting the yield of the Portfolio involved.

          The coupon rate of interest on mortgage-related securities is lower than the interest rates paid on the mortgages included in the underlying pool, but only by the amount of the fees paid to the mortgage pooler, issuer, and/or guarantor of payment of the securities for the guarantee of the services of passing through monthly payments to investors. Actual yield may vary from the coupon rate, however, if mortgage-related securities are purchased at a premium or discount, traded in the secondary market at a premium or discount, or to the extent that mortgages in the underlying pool are prepaid as noted above. In addition, interest on mortgage-related securities is earned monthly, rather than semi-annually as is the case for traditional bonds, and monthly compounding may tend to raise the effective yield earned on such securities.

          ELIGIBLE SECURITIES. The Portfolio will only purchase "eligible securities" that present minimal credit risks as determined by the investment adviser pursuant to guidelines adopted by the Board of Directors. Eligible securities generally include (1) U.S. government securities, (2) securities that
(a) are rated (at the time of purchase) by two or more nationally recognized statistical rating organizations ("NRSROs") in the two highest rating categories for such securities (e.g., commercial paper rated "A-1" or "A-2" by S&P, or rated "Prime-1" or "Prime-2" by Moody's), or (b) are rated (at the time of purchase) by the only NRSRO rating the security in one of its two highest rating categories for such securities; (3) short-term obligations and long-term obligations that have remaining maturities of 397 calendar days or less, provided in each instance that such obligations have no short-term rating and are comparable in priority and security to a class of short-term obligations of the issuer that has been rated in accordance with (2)(a) or (b) above ("comparable obligations"); (4) securities that are not rated and are issued by an issuer that does not have comparable obligations rated by an NRSRO ("Unrated Securities"), provided that such securities are determined to be of comparable quality to a security satisfying (2) or (3) above; and (5) long-term obligations that have remaining maturities in excess of 397 calendar days that are subject to a demand feature or put (such as a guarantee, a letter of credit or similar credit enhancement) ("demand instrument") (a) that are unconditional (readily exercisable in the event of default), provided that the demand feature satisfies
(2), (3) or (4) above, or (b) that are not unconditional, provided that the demand feature satisfies (2), (3) or (4) above, and the demand instrument or long-term obligations of the issuer satisfy (2) or
(4) above for long-term debt obligations. The Board of Directors will approve or ratify any purchases by the Money Market Portfolio of securities that are rated by only one NRSRO or that are Unrated Securities.

          ILLIQUID SECURITIES. The Portfolio may not invest more than 10% of its net assets in illiquid securities (including, repurchase agreements which have a maturity of longer than seven days), including securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale. Securities that have legal or contractual restrictions on resale but have a readily available market are not considered illiquid for purposes of this limitation. The Portfolio's investment adviser will monitor the liquidity of such restricted securities under the supervision of the Board of Directors. With respect to the Money Market Portfolio, repurchase agreements subject to demand are deemed to have a maturity equal to the notice period.

          Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the "Securities Act"), securities which are otherwise not readily marketable and, repurchase agreements having a maturity of longer than seven days. Securities which have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Mutual funds do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. A mutual fund might also have to register such restricted securities in order to dispose of them resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

          In recent years, however, a large institutional market has developed for certain securities that are not registered under the Securities Act including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments.

          SEC Rule 144A allows for a broader institutional trading market for securities otherwise subject to restriction on resale to the general public. Rule 144A establishes a "safe harbor" from the registration requirements of the Securities Act for resales of certain securities to qualified institutional buyers. The investment adviser anticipates that the market for certain restricted securities such as institutional commercial paper will expand further as a result of this relatively new regulation and the development of automated systems for the trading, clearance and settlement of unregistered securities of domestic and foreign issuers, such as the PORTAL System sponsored by the NASD.

          The Portfolio's investment adviser will monitor the liquidity of restricted securities in the Portfolio under the supervision of the Board of Directors. In reaching liquidity decisions, the investment adviser may consider, INTER ALIA, the following factors: (1) the unregistered nature of the security; (2) the frequency of trades and quotes for the security; (3) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (4) dealer undertakings to make a market in the security and (5) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer).

INVESTMENT LIMITATIONS.

          The Money Market Portfolio may not:

                     (1) borrow money, except from banks for temporary purposes and for reverse repurchase agreements and then in amounts not in excess of 10% of the value of the Portfolio's total assets at the time of such borrowing, and only if after such borrowing there is asset coverage of at least 300 percent for all borrowings of the Portfolio; or mortgage, pledge, hypothecate any of its assets except in connection with such borrowings and then, in amounts not in excess of 10% of the value of the Portfolio's total assets at the time of such borrowing; or purchase portfolio securities while borrowings in excess of 5% of the Portfolio's net assets are outstanding. (This borrowing provision is not for investment leverage, but solely to facilitate management of the Portfolio's securities by enabling the Portfolio to meet redemption requests where the liquidation of portfolio securities is deemed to be disadvantageous or inconvenient.);

                    (2) purchase securities of any one issuer, other than securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities, if immediately after and as a result of such purchase more than 5% of the Portfolio's total assets would be invested in the securities of such issuer, or more than 10% of the outstanding voting securities of such issuer would be owned by the Portfolio, except that up to 25% of the value of the Portfolio's assets may be invested without regard to this 5% limitation;

                    (3) purchase securities on margin, except for short-term credit necessary for clearance of portfolio transactions;

                    (4) underwrite securities of other issuers, except to the extent that, in connection with the disposition of portfolio securities, a Portfolio may be deemed an underwriter under Federal securities laws and except to the extent that the purchase of Municipal Obligations directly from the issuer thereof in accordance with the Portfolio's investment objective, policies and limitations may be deemed to be an underwriting;

                    (5) make short sales of securities or maintain a short position or write or sell puts, calls, straddles, spreads or combinations thereof;

                    (6) purchase or sell real estate, provided that the Portfolio may invest in securities secured by real estate or interests therein or issued by companies which invest in real estate or interests therein;

                    (7)  purchase or sell commodities or commodity contracts;

                    (8) invest in oil, gas or mineral exploration or development programs;

                    (9) make loans except that the Portfolio may purchase or hold debt obligations in accordance with its investment objective, policies and limitations and may enter into repurchase agreements;

                    (10) purchase any securities issued by any other investment company except in connection with the merger, consolidation, acquisition or reorganization of all the securities or assets of such an issuer; or

                    (11) make investments for the purpose of exercising control or management.

          In addition to the foregoing enumerated investment limitations, the Money Market Portfolio may not:

          (a) Purchase any securities other than Money-Market Instruments, some of which may be subject to repurchase agreements, but the Portfolio may make interest-bearing savings deposits in amounts not in excess of 5% of the value of the Portfolio's assets and may make time deposits;

          (b) Purchase any securities which would cause, at the time of purchase, less than 25% of the value of the total assets of the Portfolio to be invested in the obligations of issuers in the banking industry, or in obligations, such as repurchase agreements, secured by such obligations (unless the Portfolio is in a temporary defensive position) or which would cause, at the time of purchase, more than 25% of the value of its total assets to be invested in the obligations of issuers in any other industry; and

          (c) Invest more than 5% of its total assets (taken at the time of purchase) in securities of issuers (including their predecessors) with less than three years of continuous operations.

          The foregoing investment limitations cannot be changed without the affirmative vote of the lesser of (a) more than 50% of the outstanding shares of the Portfolio or (b) 67% or more of the shares of the Portfolio present at a shareholders' meeting if more than 50% of the outstanding shares of the Portfolio are represented at the meeting in person or by proxy.

          With respect to limitation (b) above concerning industry concentration (applicable to the Portfolio), the Portfolio will consider wholly-owned finance companies to be in the industries of their parents if their activities are primarily related to financing the activities of the parents, and will divide utility companies according to their services. For example, gas, gas transmission, electric and gas, electric and telephone will each be considered a separate industry. The policy and practices stated in this paragraph may be changed without the affirmative vote of the holders of a majority of the affected Portfolio's outstanding shares, but any such change may require the approval of the Securities and Exchange Commission (the "SEC") and would be disclosed in the Prospectus prior to being made.

          So long as it values its portfolio securities on the basis of the amortized cost method of valuation pursuant to Rule 2a-7 under the 1940 Act, the Portfolio will meet the following limitations on its investments in addition to the fundamental investment limitations described above. These limitations may be changed without a vote of shareholders of the Portfolio.

          1. The Portfolio will limit its purchases of the securities of any one issuer, other than issuers of U.S. Government securities, to 5% of its total assets, except that the Portfolio may invest more than 5% of its total assets in First Tier Securities of one issuer for a period of up to three business days. "First Tier Securities" include eligible securities that (i) if rated by more than one NRSRO, are rated (at the time of purchase) by two or more NRSROs in the highest rating category for such securities, (ii) if rated by only one NRSRO, are rated by such NRSRO in its highest rating category for such securities, (iii) have no short-term rating and are comparable in priority and security to a class of short-term obligations of the issuer of such securities that have been rated in accordance with (i) or (ii) above, or (iv) are Unrated Securities that are determined to be of comparable quality to such securities. Purchases of First Tier Securities that come within categories (ii) and (iv) above will be approved or ratified by the Board of Directors.

          2. The Portfolio will limit its purchases of Second Tier Securities, which are eligible securities other than First Tier Securities, to 5% of its total assets.

          3. The Portfolio will limit its purchases of Second Tier Securities of one issuer to the greater of 1% of its total assets or $1 million.

                              --------------------

          In order to permit the sale of its shares in certain states, the Fund may make commitments more restrictive than the investment limitations described above. Should the Fund determine that any such commitment is no longer in its best interest, it will revoke the commitment and terminate sales of its shares in the state involved.

                             DIRECTORS AND OFFICERS

          The directors and executive officers of the Fund, their business addresses and principal occupations during the past five years are:

                                                       Principal Occupation
Name, Address and Age         Position with Fund       During Past Five Years
---------------------         ------------------       ----------------------

Arnold M. Reichman, 48*       Director                 Managing Director and
466 Lexington Avenue                                   Assistant Secretary,
New York, NY  10017                                    E.M. Warburg, Pincus &
                                                       Co., Inc.; Senior
                                                       Managing Director,
                                                       Warburg, Pincus,
                                                       Counsellors, Inc.;
                                                       Executive Officer,
                                                       Counsellors Securities
                                                       Inc.; Officer of various
                                                       investment companies
                                                       advised by Warburg,
                                                       Pincus Counsellors, Inc.

Robert Sablowsky, 58**        Director                 Since October 1996,
14 Wall Street                                         Senior Vice President of
New York, NY  10005                                    Fahnestock & Co., Inc.
                                                       1985 to 1996, Executive
                                                       Vice President of Gruntal
                                                       & Co., Inc., Director,
                                                       Gruntal & Co., Inc. and
                                                       Gruntal Financial Corp.

                                                       Principal Occupation
Name, Address and Age         Position with Fund       During Past Five Years
---------------------         ------------------       ----------------------

Francis J. McKay, 60          Director                 Since 1963, Executive
7701 Burholme Avenue                                   Vice President, Fox
Philadelphia, PA  19111                                Chase Cancer Center
                                                       (Biomedical research and
                                                       medical care).


Marvin E. Sternberg, 62       Director                 Since 1974, Chairman,
937 Mt. Pleasant Road                                  Director and President,
Bryn Mawr, PA  19010                                   Moyco Industries, Inc.
                                                       (manufacturer of dental
                                                       supplies and precision
                                                       coated abrasives);
                                                       Since 1968, Director and
                                                       President, Mart MMM, Inc.
                                                       (formerly Montgomeryville
                                                       Merchandise Mart, Inc.)
                                                       and Mart PMM, Inc.
                                                       (formerly
                                                       Pennsauken Merchandise
                                                       Mart)(shopping centers);
                                                       and Since 1975, Director
                                                       and Executive Vice
                                                       President,
                                                       Cellucap Mfg. Co., Inc.
                                                       (manufacturer of
                                                       disposable headwear).

Julian A. Brodsky, 63         Director                 Director, and Vice
1234 Market Street, 16th Fl.                           Chairman 1969 to
Philadelphia, PA  19107-3723                           Present, Comcast
                                                       Corporation; Director,
                                                       Comcast Cablevision of
                                                       Philadelphia (cable
                                                       television and
                                                       communications) and
                                                       Nextel (Wireless
                                                       Communication).

                                                       Principal Occupation
Name, Address and Age         Position with Fund       During Past Five Years
---------------------         ------------------       ----------------------

Donald van Roden, 72          Director                 Self-employed
1200 Old Mill Lane                                     businessman.  From
Wyomissing, PA  19610                                  February 1980 to March
                                                       1987, Vice Chairman,
                                                       SmithKline Beckman
                                                       Corporation
                                                       (pharmaceuticals);
                                                       Director, AAA
                                                       Mid-Atlantic (auto
                                                       service); Director,
                                                       Keystone Auto Insurance
                                                       Co.


Edward J. Roach, 72           President and Treasurer  Certified Public
Suite 152                                              Accountant; Vice
Bellevue Park Corporate                                Chairman of the Board,
 Center                                                Fox Chase Cancer
400 Bellevue Parkway                                   Center; Trustee Emeritus,
Wilmington, DE 19809                                   Pennsylvania School for
                                                       the Deaf; Trustee
                                                       Emeritus, Immaculata
                                                       College; Vice President
                                                       and Treasurer of various
                                                       investment companies
                                                       advised by PNC
                                                       Institutional Management
                                                       Corporation.

Morgan R. Jones, 57           Secretary                Chairman of the law firm
1100 PNB Bank Building                                 Drinker Biddle & Reath,
Broad and Chestnut Streets                             Philadelphia,
Philadelphia, PA  19107                                Pennsylvania;
                                                       Director, Rocking Horse
                                                       Child Care Centers of
                                                       America, Inc.

-------------------------

          * Mr. Reichman is an "interested person" of the Fund as that term is defined in the 1940 Act by virtue of his position with Counsellors Securities Inc., the Fund's distributor.

          ** Mr. Sablowsky is an "interested person" of the Fund as that term is defined in the 1940 Act by virtue of his position with a broker-dealer.

          Messrs. McKay, Sternberg and Brodsky are members of the Audit Committee of the Board of Directors. The Audit Committee, among other things, reviews results of the annual audit and recommends to the Fund the firm to be selected as independent auditors.

          Messrs. Reichman, McKay and van Roden are members of the Executive Committee of the Board of Directors. The Executive Committee may generally carry on and manage the business of the Fund when the Board of Directors is not in session.

          Messrs. McKay, Sternberg, Brodsky and van Roden are members of the Nominating Committee of the Board of Directors. The Nominating Committee recommends to the Board annually all persons to be nominated as directors of the Fund.

          The Fund pays directors who are not "affiliated persons" (as that term is defined in the 1940 Act) of the Fund $12,000 annually and $1,000 per meeting of the Board or any committee thereof that is not held in conjunction with a Board meeting. Directors who are not affiliated persons of the Fund are reimbursed for any expenses incurred in attending meetings of the Board of Directors or any committee thereof. The Chairman (currently Donald van Roden) receives an additional $5,000 for his services. For the year ended August 31, 1996, each of the following members of the Board of Directors received compensation from the Fund in the following amounts:

               Directors                     Compensation
               ---------                     ------------

               Julian A. Brodsky             $12,525
               Francis J. McKay               15,975
               Marvin E. Sternberg            16,725
               Donald van Roden               21,025

On October 24, 1990 the Fund adopted, as a participating employer, the Fund Office Retirement Profit-Sharing Plan and Trust Agreement, a retirement plan for employees (currently Edward J. Roach) pursuant to which the Fund will contribute on a monthly basis amounts equal to 10% of the monthly compensation of each eligible employee. By virtue of the services performed by PNC Institutional Management Corporation ("PIMC"), the Fund's adviser, PNC Bank, National Association ("PNC Bank"), the Portfolios' sub-advisor and the Fund's custodian, PFPC Inc. ("PFPC"), and the Fund's transfer and dividend disbursing agent, and Counsellors Securities Inc. (the "Distributor"), the Fund's distributor, the Fund itself requires only one part-time employee. No officer, director or employee of PIMC, PNC Bank, PFPC or the Distributor currently receives any compensation from the Fund.


          INVESTMENT ADVISORY, DISTRIBUTION AND SERVICING ARRANGEMENTS

          ADVISORY AND SUB-ADVISORY AGREEMENTS. The advisory and sub-advisory services provided by PIMC and PNC Bank and the fees received by PIMC and PNC Bank for such services are described in the Prospectus. PIMC renders advisory services to the Portfolio and also renders administrative services to the Portfolio pursuant to separate investment advisory agreements and PNC Bank renders sub-advisory services to the Portfolio pursuant to separate Sub-Advisory Agreement. The Sub-Advisory Agreement is dated August 16, 1988. The advisory agreement relating to the Portfolio is dated August 16, 1988. Such advisory and sub-advisory agreements are hereinafter collectively referred to as the "Advisory Contracts."

          For the year ended August 31, 1996, PIMC received (after waivers) $4,174,375 with respect to the Money Market Portfolio and PIMC waived $3,527,715. For the year ended August 31, 1995, PIMC received (after waivers) $2,274,697 in advisory fees with respect to the Money Market Portfolio. During the same year, PIMC waived $2,589,882 of advisory fees with respect to the Money Market Portfolio. For the year ended August 31, 1994, PIMC received (after waivers) $1,947,768 in advisory fees with respect to the Money Market Portfolio. During the same year, PIMC waived $2,255,986 of advisory fees with respect to the Money Market Portfolio.

          As required by various state regulations, PIMC will reimburse the Fund or a portfolio affected (as applicable) if and to the extent that the aggregate operating expenses of the Fund or a portfolio affected exceed applicable state limits for the fiscal year, to the extent required by such state regulations. Currently, the most restrictive of such applicable limits is 2.5% of the first $30 million of average annual net assets, 2% of the next $70 million of average annual net assets and 1 1/2% of the remaining average annual net assets.
Certain expenses, such as brokerage commissions, taxes, interest and extraordinary items, are excluded from this limitation. Whether such expense limitations apply to the Fund as a whole or to the Portfolio on an individual basis depends upon the particular regulations of such states.

          The Portfolio bears all of its own expenses not specifically assumed by PIMC. General expenses of the Fund not readily identifiable as belonging to a portfolio of the Fund are allocated among all investment portfolios by or under the direction of the Fund's Board of Directors in such manner as the Board determines to be fair and equitable. Expenses borne by a portfolio include, but are not limited to, the following (or a portfolio's share of the following):
(a) the cost (including brokerage commissions) of securities purchased or sold by a portfolio and any losses incurred in connection therewith; (b) fees payable to and expenses incurred on behalf of a portfolio by PIMC; (c) expenses of organizing the Fund that are not attributable to a class of the Fund; (d) certain of the filing fees and expenses relating to the registration and qualification of the Fund and a portfolio's shares under Federal and/or state securities laws and maintaining such registrations and qualifications; (e) fees and salaries payable to the Fund's directors and officers; (f) taxes (including any income or franchise taxes) and governmental fees; (g) costs of any liability and other insurance or fidelity bonds; (h) any costs, expenses or losses arising out of a liability of or claim for damages or other relief asserted against the Fund or a portfolio for violation of any law; (i) legal, accounting and auditing expenses, including legal fees of special counsel for the independent directors; (j) charges of custodians and other agents; (k) expenses of setting in type and printing prospectuses, statements of additional information and supplements thereto for existing shareholders, reports, statements, and confirmations to shareholders and proxy material that are not attributable to a class; (l) costs of mailing prospectuses, statements of additional information and supplements thereto to existing shareholders, as well as reports to shareholders and proxy material that are not attributable to a class; (m) any extraordinary expenses; (n) fees, voluntary assessments and other expenses incurred in connection with membership in investment company organizations; (o) costs of mailing and tabulating proxies and costs of shareholders' and directors' meetings; (p) costs of PIMC's use of independent pricing services to value a portfolio's securities; and (q) the cost of investment company literature and other publications provided by the Fund to its directors and officers. Distribution expenses, transfer agency expenses, expenses of preparation, printing and mailing prospectuses, statements of additional information, proxy statements and reports to shareholders, and organizational expenses and registration fees, identified as belonging to a particular class of the Fund, are allocated to such class.

          Under the Advisory Contracts, PIMC and PNC Bank will not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund or a Portfolio in connection with the performance of the Advisory Contracts, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of PIMC or PNC Bank in the performance of their respective duties or from reckless disregard of their duties and obligations thereunder.

          The Advisory Contracts were each most recently approved with respect to the Portfolio on July 10, 1996 by a vote of the Fund's Board of Directors, including a majority of those directors who are not parties to the Advisory Contracts or "interested persons" (as defined in the 1940 Act) of such parties. The Advisory Contracts were each approved respect to the Money Market Portfolio by shareholders of the Portfolio at a special meeting held December 22, 1989, as adjourned. Each Advisory Contract is terminable by vote of the Fund's Board of Directors or by the holders of a majority of the outstanding voting securities of the Portfolio, at any time without penalty, on 60 days' written notice to PIMC or PNC Bank. The Advisory Contracts may also be terminated by PIMC or PNC Bank, respectively, on 60 days' written notice to the Fund. The Advisory Contracts terminates automatically in the event of assignment thereof.

          CUSTODIAN AND TRANSFER AGENCY AGREEMENTS. PNC Bank is custodian of the Fund's assets pursuant to a custodian agreement dated August 16, 1988, as amended (the "Custodian Agreement"). Under the Custodian Agreement, PNC Bank
(a) maintains a separate account or accounts in the name of the Portfolio (b) holds and transfers portfolio securities on account of the Portfolio, (c) accepts receipts and makes disbursements of money on behalf of the Portfolio,
(d) collects and receives all income and other payments and distributions on account of the Portfolio's portfolio securities and (e) makes periodic reports to the Fund's Board of Directors concerning each Portfolio's operations. PNC Bank is authorized to select one or more banks or trust companies to serve as sub-custodian on behalf of the Fund, provided that PNC Bank remains responsible for the performance of all its duties under the Custodian Agreement and holds the Fund harmless from the acts and omissions of any sub-custodian. For its services to the Fund under the Custodian Agreement, PNC Bank receives a fee which is calculated based upon the Portfolio's average daily gross assets as follows: $.25 per $1,000 on the first $50 million of average daily gross assets; $.20 per $1,000 on the next $50 million of average daily gross assets; and $.15 per $1,000 on average daily gross assets over $100 million, with a minimum monthly fee of $1,000, exclusive of transaction charges and out-of-pocket expenses, which are also charged to the Fund.

          PFPC, an affiliate of PNC Bank, serves as the transfer and dividend disbursing agent for the Fund's Class pursuant to a Transfer Agency Agreement dated August 16, 1988 (the "Transfer Agency Agreement"), under which PFPC (a) issues and redeems shares of the Class, (b) addresses and mails all communications by the Portfolio to record owners of shares of the Class, including reports to shareholders, dividend and distribution notices and proxy materials for its meetings of shareholders, (c) maintains shareholder accounts and, if requested, sub-accounts and (d) makes periodic reports to the Fund's Board of Directors concerning the operations of the Class. PFPC may, on 30 days' notice to the Fund, assign its duties as transfer and dividend disbursing agent to any other affiliate of PNC Bank Corp. For its services to the Fund under the Transfer Agency Agreement, PFPC receives a fee at the annual rate of $15.00 per account in the Portfolio for orders which are placed by third parties and relayed electronically to PFPC, and at an annual rate of $17.00 per account in the Portfolio for all other orders, exclusive of out-of-pocket expenses and also receives a fee for each redemption check cleared and reimbursement of its out-of-pocket expenses.

          PFPC has and in the future may enter into additional shareholder servicing agreements ("Shareholder Servicing Agreements") with various dealers ("Authorized Dealers") for the provision of certain support services to customers of such Authorized Dealers who are shareholders of the Portfolio. Pursuant to the Shareholder Servicing Agreements, the Authorized Dealers have agreed to prepare monthly account statements, process dividend payments from the Fund on behalf of their customers and to provide sweep processing for uninvested cash balances for customers participating in a cash management account. In addition to the shareholder records maintained by PFPC, Authorized Dealers may maintain duplicate records for their customers who are shareholders of the Portfolio for purposes of responding to customer inquiries and brokerage instructions. In consideration for providing such services, Authorized Dealers may receive fees from PFPC. Such fees will have no effect upon the fees paid by the Fund to PFPC.

          DISTRIBUTION AGREEMENTS. Pursuant to the terms of a distribution contract, dated as of April 10, 1991, and supplements entered into by the Distributor and the Fund on behalf of the Class (the "Distribution Contract"), and the Plan of Distribution for the Class (the "Plan"), which was adopted by the Fund in the manner prescribed by Rule 12b-1 under the 1940 Act, the Distributor will use its best efforts to distribute shares of the Class. As compensation for its distribution services, the Distributor will receive, pursuant to the terms of the Distribution Contract, a distribution fee, to be calculated daily and paid monthly, at the annual rate set forth in the Prospectus. The Distributor currently proposes to reallow up to all of its distribution payments to broker/dealers for selling shares of the Portfolio based on a percentage of the amounts invested by their customers.

          The Plan as amended to reflect a change in the Fund's distributor in accordance with Rule 12b-1 was most recently approved for continuation, with respect to the Class on July 10, 1996 by the Fund's Board of Directors, including the directors who are not "interested persons" of the Fund and who have no direct or indirect financial interest in the operation of the Plan or any agreements related to the Plan ("12b-1 Directors"). The Plan was approved by shareholders of the Class at a special meeting held December 22, 1989, as adjourned.

          Among other things, the Plan provides that: (1) the Distributor shall be required to submit quarterly reports to the directors of the Fund regarding all amounts expended under the Plan and the purposes for which such expenditures were made, including commissions, advertising, printing, interest, carrying charges and any allocated overhead expenses; (2) the Plan will continue in effect only so long as it is approved at least annually, and any material amendment thereto is approved, by the Fund's directors, including the 12b-1 Directors, acting in person at a meeting called for said purpose; (3) the aggregate amount to be spent by the Fund on the distribution of the Fund's shares of the Class under the Plan shall not be materially increased without the affirmative vote of the holders of a majority of the Fund's shares in the affected Class; and (4) while the Plan remains in effect, the selection and nomination of the Fund's directors who are not "interested persons" of the Fund (as defined in the 1940 Act) shall be committed to the discretion of the directors who are not interested persons of the Fund.

          During the year ended August 31, 1996, the Fund paid distribution fees to the Fund's Distributor under the Plan for the Class of the Money Market Portfolio, in the aggregate amount of $5,826,142 of which $5,582,603, was paid to dealers with whom the Distributor had entered into sales agreements, and $243,539, was retained by the Distributor and used to pay certain advertising and promotion, printing, postage, legal fees, travel and entertainment, sales and marketing and administrative expenses. During the same period, the Distributor waived no distribution fees for the Class of the

Money Market Portfolio. The Fund believes that such Plan may benefit the Fund by increasing sales of Shares. Mr. Reichman, a Director of the Fund, has an indirect financial interest in the operation of the Plan by virtue of his position as Chief Executive Officer and Secretary of the Distributor. Mr. Sablowsky, a Director of the Fund, had an indirect interest in the operation of the Plan by virtue of his previous position as Executive Vice President of Gruntal & Co., Inc., a broker-dealer which sells the Fund's shares.


                             PORTFOLIO TRANSACTIONS

          The Portfolio intends to purchase securities with remaining maturities of 397 calendar days or less, except for securities that are subject to repurchase agreements (which in turn may have maturities of 397 calendar days or less), and except that the Money Market Portfolio may purchase variable rate securities with remaining maturities of 397 calendar days or more so long as such securities comply with conditions established by the SEC under which they may be considered to have remaining maturities of 397 calendar days or less. Because the Portfolio intend to purchase only securities with remaining maturities of one year or less, their portfolio turnover rates will be relatively high. However, because brokerage commissions will not normally be paid with respect to investments made by the Portfolio, the turnover rate should not adversely affect such Portfolio's net asset value or net income. The Portfolio does not intend to seek profits through short term trading.

          Purchases of portfolio securities by the Portfolio are made from dealers, underwriters and issuers; sales are made to dealers and issuers. The Portfolio currently expect to incur any brokerage commission expense on such transactions because money market instruments are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission. The price of the security, however, usually includes a profit to the dealer. Securities purchased in underwritten offerings include a fixed amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. When securities are purchased directly from or sold directly to an issuer, no commissions or discounts are paid. It is the policy of the Portfolio to give primary consideration to obtaining the most favorable price and efficient execution of transactions. In seeking to implement the policies of the Portfolio, PIMC will effect transactions with those dealers it believes provide the most favorable prices and are capable of providing efficient executions. In no instance will portfolio securities be purchased from or sold to the Distributor, PIMC or PNC Bank or any affiliated person of the foregoing entities except to the extent permitted by SEC exemptive order or by applicable law.

          PIMC may seek to obtain an undertaking from issuers of commercial paper or dealers selling commercial paper to consider the repurchase of such securities from the Portfolio prior to their maturity at their original cost plus interest (sometimes adjusted to reflect the actual maturity of the securities), if it believes that the Portfolio's anticipated need for liquidity makes such action desirable. Any such repurchase prior to maturity reduces the possibility that the Portfolio would incur a capital loss in liquidating commercial paper (for which there is no established market), especially if interest rates have risen since acquisition of the particular commercial paper.

          Investment decisions for the Portfolio and for other investment accounts managed by PIMC or PNC Bank are made independently of each other in the light of differing conditions. However, the same investment decision may occasionally be made for two or more of such accounts. In such cases, simultaneous transactions are inevitable. Purchases or sales are then averaged as to price and allocated as to amount according to a formula deemed equitable to each such account. While in some cases this practice could have a detrimental effect upon the price or value of the security as far as the Portfolio is concerned, in other cases it is believed to be beneficial to the Portfolio. The Portfolio will not purchase securities during the existence of any underwriting or selling group relating to such security of which PIMC or PNC Bank or any affiliated person (as defined in the 1940 Act) thereof is a member except pursuant to procedures adopted by the Fund's Board of Directors pursuant to Rule 10f-3 under the 1940 Act. Among other things, these procedures, which will be reviewed by the Fund's directors annually, require that the commission paid in connection with such a purchase be reasonable and fair, that the purchase be at not more than the public offering price prior to the end of the first business day after the date of the public offer, and that PIMC and PNC Bank not participate in or benefit from the sale to the Portfolio.


                       PURCHASE AND REDEMPTION INFORMATION

          The Fund reserves the right, if conditions exist which make cash payments undesirable, to honor any request for redemption or repurchase of the Portfolio's shares by making payment in whole or in part in securities chosen by the Fund and valued in the same way as they would be valued for purposes of computing the Portfolio's net asset value. If payment is made in securities, a shareholder may incur transaction costs in converting these securities into cash. The Fund has elected, however, to be governed by Rule 18f-1 under the 1940 Act so that the Portfolio is obligated to redeem its shares solely in cash up to the lesser of $250,000 or 1% of its net asset value during any 90-day period for any one shareholder of the Portfolio.

          Under the 1940 Act, the Portfolio may suspend the right of redemption or postpone the date of payment upon redemption for any period during which the New York Stock Exchange (the "NYSE") is closed (other than customary weekend and holiday closings), or during which trading on said Exchange is restricted, or during which (as determined by the SEC by rule or regulation) an emergency exists as a result of which disposal or valuation of portfolio securities is not reasonably practicable, or for such other periods as the SEC may permit. (The Portfolio may also suspend or postpone the recordation of the transfer of its shares upon the occurrence of any of the foregoing conditions.)


                               VALUATION OF SHARES

          The Fund intends to use its best efforts to maintain the net asset value of the Portfolio at $1.00 per share. Net asset value per share, the value of an individual share in the Portfolio, is computed by dividing the Portfolio's net assets by the number of outstanding shares of the Portfolio. The Portfolio's "net assets" equal the value of the Portfolio's investments and other securities less its liabilities. The Fund's net asset value per share is computed twice each day, as of 12:00 noon (Eastern Time) and as of 4:00 p.m. (Eastern Time) on each Business Day. "Business Day" means each day, Monday through Friday, when both the NYSE and the Federal Reserve Bank of Philadelphia (the "FRB") are open. Currently, the NYSE is closed on New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day (observed), Labor Day, Thanksgiving Day and Christmas Day (observed). The FRB is currently closed on weekends and the same holidays on which the NYSE is closed (except Christmas Day (observed), as well as Martin Luther King, Jr. Day, Veterans Day and Columbus Day.

          The Fund calculates the value of the portfolio securities of the Portfolio by using the amortized cost method of valuation. Under this method the market value of an instrument is approximated by amortizing the difference between the acquisition cost and value at maturity of the instrument on a straight-line basis over the remaining life of the instrument. The effect of changes in the market value of a security as a result of fluctuating interest rates is not taken into account. The market value of debt securities usually reflects yields generally available on securities of similar quality. When such yields decline, market values can be expected to increase, and when yields increase, market values can be expected to decline. In addition, if a large number of redemptions take place at a time when interest rates have increased, the Portfolio may have to sell portfolio securities prior to maturity and at a price which might not be as desirable.

          The amortized cost method of valuation may result in the value of a security being higher or lower than its market price, the price the Portfolio would receive if the security were sold prior to maturity. The Fund's Board of Directors has established procedures for the purpose of maintaining a constant net asset value of $1.00 per share for the Portfolio, which include a review of the extent of any deviation of net asset value per share, based on available market quotations, from the $1.00 amortized cost per share. Should that deviation exceed 1/2 of 1% for the Portfolio, the Board of Directors will promptly consider whether any action should be initiated to eliminate or reduce material dilution or other unfair results to shareholders. Such action may include redeeming shares in kind, selling portfolio securities prior to maturity, reducing or withholding dividends, and utilizing a net asset value per share as determined by using available market quotations.

          The Portfolio will maintain a dollar-weighted average portfolio maturity of 90 days or less, will not purchase any instrument with a deemed maturity under Rule 2a-7 of the 1940 Act greater than 397 calendar days will limit portfolio investments, including repurchase agreements (where permitted), to those United States dollar-denominated instruments that PIMC determines present minimal credit risks pursuant to guidelines adopted by the Board of Directors, and PIMC will comply with certain reporting and recordkeeping procedures concerning such credit determination. There is no assurance that constant net asset value will be maintained. In the event amortized cost ceases to represent fair value in the judgment of the Fund's Board of Directors, the Board will take such actions as it deems appropriate.

          In determining the approximate market value of portfolio investments, the Fund may employ outside organizations, which may use a matrix or formula method that takes into consideration market indices, matrices, yield curves and other specific adjustments. This may result in the securities being valued at a price different from the price that would have been determined had the matrix or formula method not been used. All cash, receivables and current payables are carried on the Fund's books at their face value. Other assets, if any, are valued at fair value as determined in good faith by the Fund's Board of Directors.

          PERFORMANCE INFORMATION. The Portfolio's current and effective yields are computed using standardized methods required by the SEC. The annualized yields for the Portfolio are computed by: (a) determining the net change in the value of a hypothetical account having a balance of one share at the beginning of a seven-calendar day period; (b) dividing the net change by the value of the account at the beginning of the period to obtain the base period return; and (c) annualizing the results (i.e., multiplying the base period return by 365/7).
The net change in the value of the account reflects the value of additional shares purchased with dividends declared and all dividends declared on both the original share and such additional shares, but does not include realized gains and losses or unrealized appreciation and depreciation. Compound effective yields are computed by adding 1 to the base period return (calculated as described above), raising the sum to a power equal to 365/7 and subtracting 1.

          The yield for the seven (7) day period ending August 31, 1996 for the Bedford Class of the Money Market Portfolio, were 4.51%. The effective yield for the same period for the same Class was 4.61%.

          Yield may fluctuate daily and does not provide a basis for determining future yields. Because the yields of the Portfolio will fluctuate, they cannot be compared with yields on savings account or other investment alternatives that provide an agreed to or guaranteed fixed yield for a stated period of time. However, yield information may be useful to an investor considering temporary investments in money market instruments. In comparing the yield of one money market fund to another, consideration should be given to each fund's investment policies, including the types of investments made, lengths of maturities of a portfolio securities, the method used by each fund to compute the yield (methods may differ) and whether there are any special account charges which may reduce the effective yield.

          The yields on certain obligations, including the money market instruments in which the Portfolio invests (such as commercial paper and bank obligations), are dependent on a variety of factors, including general money market conditions, conditions in the particular market for the obligation, the financial condition of the issuer, the size of the offering, the maturity of the obligation and the ratings of the issue. The ratings of Moody's and S&P represent their respective opinions as to the quality of the obligations they undertake to rate. Ratings, however, are general and are not absolute standards of quality. Consequently, obligations with the same rating, maturity and interest rate may have different market prices. In addition, subsequent to its purchase by the Portfolio, an issue may cease to be rated or may have its rating reduced below the minimum required for purchase. In such an event, PIMC will consider whether a Portfolio should continue to hold the obligation.

          From time to time, in advertisements or in reports to shareholders, the yields of the Portfolio may be quoted and compared to those of other mutual funds with similar investment objectives and to stock or other relevant indices. For example, the yield of the Portfolio may be compared to the Donoghue's Money Fund Average, which is an average compiled by IBC/Donoghue's MONEY FUND REPORT of Holliston, MA 01746, a widely recognized independent publication that monitors the performance of money market funds, or to the data prepared by Lipper Analytical Services, Inc., a widely-recognized independent service that monitors the performance of mutual funds.


                                      TAXES

          The following is only a summary of certain additional tax considerations generally affecting the Portfolio and its shareholders that are not described in the Fund's Prospectus. No attempt is made to present a detailed explanation of the tax treatment of the Portfolio or their shareholders, and the discussion here and in the Prospectus is not intended as a substitute for careful tax planning. Investors are urged to consult their tax advisers with specific reference to their own tax situation.

          The Portfolio has elected to be taxed as a regulated investment company under Part I of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). As a regulated investment company, the Portfolio is exempt from Federal income tax on its net investment income and realized capital gains which it distributes to shareholders, provided that it distributes an amount equal to the sum of (a) at least 90% of its investment company taxable income (net investment income and the excess of net short-term capital gain over net long-term capital loss), if any, for the year and (b) at least 90% of its net tax-exempt interest income, if any, for the year (the "Distribution Requirement") and satisfies certain other requirements of the

Code that are described below. Distributions of investment company taxable income and net tax-exempt interest income made during the taxable year or, under specified circumstances, within twelve months after the close of the taxable year will satisfy the Distribution Requirement. The Distribution Requirement for any year may be waived if a regulated investment company establishes to the satisfaction of the Internal Revenue Service that it is unable to satisfy the Distribution Requirement by reason of distributions previously made for the purpose of avoiding liability for Federal excise tax (discussed below).

          In addition to satisfaction of the Distribution Requirement the Portfolio must derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans and gains from the sale or other disposition of stock or securities or foreign currencies, or from other income derived with respect to its business of investing in such stock, securities, or currencies (the "Income Requirement") and derive less than 30% of its gross income from the sale or other disposition of any of the following investments if such investments were held for less than three months: (a) stock or securities (as defined in Section 2(a)(36) of the 1940 Act); (b) options, futures or forward contracts (other than options, futures or forward contracts on foreign currencies); and (c) foreign currencies (or options, futures or forward contracts on foreign currencies) but only if such currencies (or options, futures or forward contracts) are not directly related to the regulated investment company's principal business of investing in stock or securities (or options and futures with respect to stocks or securities) (the "Short-Short Gain Test"). Interest (including original issue discount and, in the case of debt securities bearing taxable interest income "accrued market discount") received by the Portfolio at maturity or on disposition of a security held for less than three months will not be treated as gross income derived from the sale or other disposition of such security for purposes of the Short-Short Gain Test.
However, any other income which is attributable to realized market appreciation will be treated as gross income from the sale or other disposition of securities for this purpose.

          Income derived by a regulated investment company from a partnership or trust will satisfy the Income Requirement only to the extent such income is attributable to items of income of the partnership or trust that would satisfy the Income Requirement if they were realized by a regulated investment company in the same manner as realized by the partnership or trust.

          In addition to the foregoing requirements, at the close of each quarter of its taxable year, at least 50% of the value of the Portfolio's assets must consist of cash and cash items, U.S. Government securities, securities of other regulated investment companies, and securities of other issuers (as to which the Portfolio has not invested more than 5% of the value of its total assets in securities of such issuer and as to which the Portfolio does not hold more than 10% of the outstanding voting securities of such issuer), and no more than 25% of the value of the Portfolio's total assets may be invested in the securities of any one issuer (other than U.S. Government securities and securities of other regulated investment companies), or in two or more issuers which the Portfolio controls and which are engaged in the same or similar trades or businesses (the "Asset Diversification Requirement").

          The Internal Revenue Service has taken the position, in informal rulings issued to other taxpayers, that the issuer of a repurchase agreement is the bank or dealer from which securities are purchased. The Money Market Portfolio will not enter into repurchase agreements with any one bank or dealer if entering into such agreements would, under the informal position expressed by the Internal Revenue Service, cause either one of them to fail to satisfy the Asset Diversification Requirement.

          All shareholders required to file a Federal income tax return are required to report the receipt of exempt interest dividends and other exempt interest on their returns. Moreover, while such dividends and interest are exempt from regular Federal income tax, they may be subject to alternative minimum tax as described in the Prospectus. By operation of the adjusted current earnings alternative minimum tax adjustment, exempt interest income received by certain corporations may be taxed at an effective rate of 15%. In addition, corporate investors should note that, under the Superfund Amendments and Reauthorization Act of 1986, an environmental tax is imposed for taxable years beginning after 1986 and before 1996 at the rate of 0.12% on the excess of the modified alternative minimum taxable income of corporate taxpayers over $2 million, regardless of whether such taxpayers are liable for alternative minimum tax. Receipt of exempt interest dividends may result in collateral Federal income tax consequences to certain other taxpayers, including financial institutions, property and casualty insurance companies, individual recipients of Social Security or Railroad Retirement benefits, and foreign corporations engaged in a trade or business in the United States. Prospective investors should consult their own tax advisors as to such consequences.

          The Money Market Portfolio may acquire standby commitments with respect to Municipal Obligations held in its portfolio and will treat any interest received on Municipal Obligations subject to such standby commitments as tax-exempt income. In Rev. Rul. 82-144, 1982-2 C.B. 34, the Internal Revenue Service held that a mutual fund acquired ownership of municipal obligations for Federal income tax purposes, even though the fund simultaneously purchased "put" agreements with respect to the same municipal obligations from the seller of the obligations. The Fund will not engage in transactions involving the use of standby commitments that differ materially from the transaction described in Rev. Rul. 82-144 without first obtaining a private letter ruling from the Internal Revenue Service or the opinion of counsel.

           Distributions of net investment income received by the Portfolio from investments in debt securities (other than interest on tax-exempt Municipal Obligations that is distributed as exempt interest dividends) and any net realized short-term capital gains distributed by the Portfolio will be taxable to shareholders as ordinary income and will not be eligible for the dividends received deduction for corporations.

          While the Portfolio expect to realize long-term capital gains, any net realized long-term capital gains, such as gains from the sale of debt securities and realized market discount on tax-exempt Municipal Obligations, will be distributed annually. The Portfolio will not have tax liability with respect to such gains and the distributions will be taxable to Portfolio shareholders as long-term capital gains, regardless of how long a shareholder has held Portfolio shares. The aggregate amount of distributions designated by the Portfolio as capital gain dividends may not exceed the net capital gain of the Portfolio for any taxable year, determined by excluding any net capital loss or any net long-term capital loss attributable to transactions occurring after October 31 of such year and by treating any such loss as if it arose on the first day of the following taxable year. Such distributions will be designated as a capital gains dividend in a written notice mailed by the Fund to shareholders not later than 60 days after the close of the Portfolio's respective taxable year.

          Investors should note that changes made to the Code by the Tax Reform Act of 1986 and subsequent legislation have not entirely eliminated the distinction between the tax treatment of capital gain and ordinary income distributions. The nominal maximum marginal rate on ordinary income for individuals, trusts and estates is currently 31%, but for individual taxpayers whose adjusted gross income exceeds certain threshold amounts (that differ depending on the taxpayer's filing status) in taxable years beginning before 1996, provisions phasing out personal exemptions and limiting itemized deductions may cause the actual maximum marginal tax rate to exceed 31%. The maximum rate on the net capital gain of individuals, trusts and estates, however, is in all cases 28%. Capital gains and ordinary income of corporate taxpayers are taxed a nominal maximum rate of 34% (an effective marginal rate of 39% applies in the case of corporations having taxable income between $100,000 and $335,000).

          If for any taxable year the Portfolio does not qualify as a regulated investment company, all of its taxable income will be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and all distributions will be taxable as ordinary dividends (including amounts derived from interest on municipal obligations) to the extent of the Portfolio's current and accumulated earning and profits. Such distributions will be eligible for the dividends received deduction in the case of corporate shareholders.

          The Code imposes a non-deductible 4% excise tax on regulated investment companies that do not distribute with respect to each calendar year an amount equal to 98 percent of their ordinary income for the calendar year plus 98 percent of their capital gain net income for the 1-year period ending on October 31 of such calendar year. The balance of such income must be distributed during the next calendar year. For the foregoing purposes, a company is treated as having distributed any amount on which it is subject to income tax for any taxable year ending in such calendar year. Because the Portfolio intends to distribute all of its taxable income currently, it does not anticipate incurring any liability for this excise tax.

          The Fund will be required in certain cases to withhold and remit to the United States Treasury 31% of dividends (other than exempt interest dividends) paid to any shareholder (1) who has provided either an incorrect tax identification number or no number at all, (2) who is subject to backup withholding by the Internal Revenue Service for failure to report the receipt of interest or dividend income properly, or (3) who has failed to certify to the Fund that he is not subject to backup withholding or that he is an "exempt recipient."

          The foregoing general discussion of Federal income tax consequences is based on the Code and the regulations issued thereunder as in effect on the date of this Statement of Additional Information. Future legislative or administrative changes or court decisions may significantly change the conclusions expressed herein, and any such changes or decisions may have a retroactive effect with respect to the transactions contemplated herein.

          Although the Portfolio expects to qualify as a "regulated investment company" and to be relieved of all or substantially all Federal income taxes, depending upon the extent of its activities in states and localities in which its offices are maintained, in which its agents or independent contractors are located or in which it is otherwise deemed to be conducting business, the Portfolio may be subject to the tax laws of such states or localities.

                  ADDITIONAL INFORMATION CONCERNING FUND SHARES


          The Fund has authorized capital of thirty billion shares of Common Stock, $.001 par value per share, of which 13.47 billion shares are currently classified as follows: 100 million shares are classified as Class A Common Stock, 100 million shares are classified as Class B Common Stock, 100 million shares are classified as Class C Common Stock, 100 million shares are classified as Class D Common Stock, 500 million shares are classified as Class E Common Stock (Money), 500 million shares are classified as Class F Common Stock (Municipal Money), 500 million shares are classified as Class G Common Stock (Money), 500 million shares are classified as Class H Common Stock (Municipal Money), 1 billion shares are classified as Class I Common Stock (Money),
500 million shares are classified as Class J Common Stock (Municipal Money),
500 million shares are classified as Class K Common Stock (U.S. Government Money), 1,500 million shares are classified as Class L Common Stock (Money),
500 million shares are classified as Class M Common Stock (Municipal Money),
500 million shares are classified as Class N Common Stock (U.S. Government Money), 500 million shares are classified as Class O Common Stock (N.Y. Money), 100 million shares are classified as Class P Common Stock (Government),
100 million shares are classified as Class Q Common Stock, 500 million shares are classified as Class R Common Stock (Municipal Money), 500 million shares are classified as Class S Common Stock (U.S. Government Money), 500 million shares are classified as Class T Common Stock (International), 500 million shares are classified as Class U Common Stock (Strategic), 500 million shares are classified as Class V Common Stock (Emerging), 100 million shares are classified as Class W Common Stock (Laffer/Canto Equity), 50 million shares are classified as Class X Common Stock (U.S. Core Equity), 50 million shares are classified as Class Y Common Stock (U.S. Core Fixed Income), 50 million shares are classified as Class Z Common Stock (Strategic Global Fixed Income), 50 million shares are classified as Class AA Common Stock (Municipal Bond), 50 million shares are classified as Class BB Common Stock (BEA Balanced), 50 million shares are classified as Class CC Common Stock (Short Duration), 100 million shares are classified as Class DD, 100 million shares are classified as Class EE, 50 million shares are classified as Class FF Common Stock (n/i MicroCap),50 million shares are classified as Class GG Common Stock (n/i Growth), 50 million shares are classified as Class HH Common Stock (n/i Growth & Value), 100 million shares are classified as Class II Common Stock (BEA Investor International), 100 million shares are classified as Class JJ Common Stock (BEA Investor Emerging), 100 million shares are classified as Class KK Common Stock (BEA Investor High Yield), 100 million shares are classified as Class LL Common Stock (BEA Investor Global Telecom), 100 million shares are classified as Class MM Common Stock (BEA Advisor International), 100 million shares are classified as Class NN Common Stock (BEA Advisor Emerging), 100 million shares are classified as Class OO Common Stock (BEA Advisor High Yield), 100 million shares are classified as Class PP Common Stock (BEA Advisor Global Telecom), 100 million shares are classified as Class QQ Common Stock (Boston Partners Institutional Large Cap), 100 million shares are classified as Class RR Common Stock (Boston Partners Investor Large Cap), 100 million shares are classified as Class SS Common Stock (Boston Partners Advisors Large Cap), 700 million shares are classified as Class Janney Montgomery Scott Money Market Common Stock (Money), 200 million shares are classified as Class Janney Montgomery Scott Municipal Money Market Common Stock (Municipal Money), 500 million shares are classified as Class Janney Montgomery Scott Government Obligations Money Market Common Stock (U.S. Government Money), 100 million shares are classified as Class Janney Montgomery Scott New York Municipal Money Market Common Stock (N.Y. Money), 1 million shares are classified as Class Beta 1 Common Stock (Money), 1 million shares are classified as Class Beta 2 Common Stock (Municipal Money), 1 million shares are classified as Class Beta 3 Common Stock (U.S. Government Money), 1 million shares are classified as Class Beta 4 Common Stock (N.Y. Money), 1 million shares are classified as Gamma 1 Common Stock (Money), 1 million shares are classified as Gamma 2 Common Stock (Municipal Money), 1 million shares are classified as Gamma 3 Common Stock (U.S. Government Money), 1 million shares are classified as Gamma 4 Common Stock (N.Y. Money), 1 million shares are classified as Delta 1 Common Stock (Money), 1 million shares are classified as Delta 2 Common Stock (Municipal Money), 1 million shares are classified as Delta 3 Common Stock (U.S. Government Money), 1 million shares are classified as Delta 4 Common Stock (N.Y. Money), 1 million shares are classified as Epsilon 1 Common Stock (Money), 1 million shares are classified as Epsilon 2 Common Stock (Municipal Money), 1 million shares are classified as Epsilon 3 Common Stock (U.S. Government Money), 1 million shares are classified as Epsilon 4 Common Stock (N.Y. Money), 1 million shares are classified as Zeta 1 Common Stock (Money), 1 million shares are classified as Zeta 2 Common Stock (Municipal Money), 1 million shares are classified as Zeta 3 Common Stock (U.S. Government Money), 1 million shares are classified as Zeta 4 Common Stock (N.Y. Money), 1 million shares are classified as Eta 1 Common Stock (Money), 1 million shares are classified as Eta 2 Common Stock (Municipal Money), 1 million shares are classified as Eta 3 Common Stock (U.S. Government Money), 1 million shares are classified as Eta 4 Common Stock (N.Y. Money), 1 million shares are classified as Theta 1 Common Stock (Money), 1 million shares are classified as Theta 2 Common Stock (Municipal Money), 1 million shares are classified as Theta 3 Common Stock (U.S. Government Money), and 1 million shares are classified as Theta 4 Common Stock (N.Y. Money). Shares of Class L Common Stock constitute the Bedford Class. Under the Fund's charter, the Board of Directors has the power to classify or reclassify any unissued shares of Common Stock from time to time.

          The classes of Common Stock have been grouped into sixteen separate "families": the RBB Family, the Cash Preservation Family, the Sansom Street Family, the Bedford Family, the Bradford Family, the BEA Family, the n/i Family, the Boston Partners Family, the Janney Montgomery Scott Money Funds Family, the Beta Family, the Gamma Family, the Delta Family, the Epsilon Family, the Zeta Family, the Eta Family and the Theta Family. The RBB Family represents interests in one non-money market portfolio as well as the Money Market and Municipal Money Market Portfolios; The Sansom Street Family represents interests in the Money Market, Municipal Money Market and Government Obligations Money Market Portfolios; the Bedford Family represents interests in the Money Market, Municipal Money Market, Government Obligations

Money Market and New York Municipal Money Market Portfolios; the Bradford Family represents interests in the Municipal Money Market and Government Obligations Money Market Portfolios; the BEA Family represents interests in ten non-money market portfolios; the n/i Family represents interests in three non-money market portfolios; the Boston Partners Family represents interest in one non-market portfolio; the Janney Montgomery Scott Money Funds Family and Beta, Gamma, Delta, Epsilon, Zeta, Eta and Theta Families represents interest in the Money Market, Municipal Money Market, Governmental Obligations Money Market and New York Municipal Money Market Portfolios.

          The Fund does not currently intend to hold annual meetings of
shareholders except as required by the 1940 Act or other applicable law.   The
Fund's amended By-Laws provide that shareholders owning at least ten percent of the outstanding shares of all classes of Common Stock of the Fund have the right to call for a meeting of shareholders to consider the removal of one or more directors. To the extent required by law, the Fund will assist in shareholder communication in such matters.

          As stated in the Prospectus, holders of shares of each class of the Fund will vote in the aggregate and not by class on all matters, except where otherwise required by law. Further, shareholders of the Fund will vote in the aggregate and not by portfolio except as otherwise required by law or when the Board of Directors determines that the matter to be voted upon affects only the interests of the shareholders of a particular portfolio. Rule 18f-2 under the 1940 Act provides that any matter required to be submitted by the provisions of such Act or applicable state law, or otherwise, to the holders of the outstanding securities of an investment company such as the Fund shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each portfolio affected by the matter. Rule 18f-2 further provides that a portfolio shall be deemed to be affected by a matter unless it is clear that the interests of each portfolio in the matter are identical or that the matter does not affect any interest of the portfolio. Under the Rule the approval of an investment advisory agreement or any change in a fundamental investment policy would be effectively acted upon with respect to a portfolio only if approved by the holders of a majority of the outstanding voting securities of such portfolio. However, the Rule also provides that the ratification of the selection of independent public accountants, the approval of principal underwriting contracts and the election of directors are not subject to the separate voting requirements and may be effectively acted upon by shareholders of an investment company voting without regard to portfolio.

          Notwithstanding any provision of Maryland law requiring a greater vote of shares of the Fund's common stock (or of any class voting as a class) in connection with any corporate action, unless otherwise provided by law (for example by Rule 18f-2 discussed above), or by the Fund's Articles of Incorporation, the Fund may take or authorize such action upon the favorable vote of the holders of more than 50% of all of the outstanding shares of Common Stock voting without regard to class (or portfolio).

                                  MISCELLANEOUS

          COUNSEL. The law firm of Ballard Spahr Andrews & Ingersoll, 1735 Market Street, 51st Floor, Philadelphia, Pennsylvania 19103, serves as counsel to the Fund, PIMC, PNC Bank and PFPC. The law firm of Drinker Biddle & Reath, 1100 Philadelphia National Bank Building, Broad and Chestnut Streets, Philadelphia, Pennsylvania 19107, serves as counsel to the Fund's independent directors.

          INDEPENDENT ACCOUNTANTS. Coopers & Lybrand L.L.P., 2400 Eleven Penn Center, Philadelphia, Pennsylvania 19103, serves as the Fund's independent accountants. The Fund's financial statements which appear in this Statement of Additional Information have been audited by Coopers & Lybrand L.L.P., as set forth in their report, which also appears in this Statement of Additional Information, and have been included herein in reliance upon the report of such firm given upon their authority as experts in accounting and auditing.

          CONTROL PERSONS. As of November 6, 1996, to the Fund's knowledge, the following named persons at the addresses shown below owned of record approximately 5% or more of the total outstanding shares of the class of the Fund indicated below. See "Additional Information Concerning Fund Shares" above. The Fund does not know whether such persons also beneficially own such shares.


PORTFOLIO                NAME AND ADDRESS                        PERCENT OWNED
---------                ----------------                        -------------

RBB Money Market         Luanne M. Garvey and Robert J.               12.7
Portfolio                Garvey
(Class E)                2729 Woodland Avenue
                         Trooper, PA  19403

                         Harold T. Erfer                              13.0
                         414 Charles Lane
                         Wynnewood, PA  19096

                         Karen M. McElhinny and                       16.9
                         Contribution Account
                         4943 King Arthur Drive
                         Erie, PA  16506

                         John Robert Estrada and                      16.5
                         Shirley Ann Estrada
                         1700 Raton Drive
                         Arlington, TX  76018

                         Eric Levine and Linda & Howard               29.6
                         Levine
                         67 Lanes Pond Road
                         Howell, NJ  07731

PORTFOLIO                NAME AND ADDRESS                         PERCENT OWNED
---------                ----------------                         -------------

RBB Municipal Money      William B. Pettus Trust                       11.4
Market Portfolio         Augustine W. Pettus Trust
(Class F)                827 Winding Path Lane
                         St. Louis, MO  63021-6635

                         Seymour Fein                                  88.6
                         P.O. Box 486
                         Tremont Post Office
                         Bronx, NY  10457-0486

Cash Preservation Money  Jewish Family and Children's                  56.8
Market Portfolio         Agency of Philadelphia
(Class G)                Capital Campaign
                         Attn:  S. Ramm
                         1610 Spruce Street
                         Philadelphia, PA  19103

                         Lynda R. Succ Trustee for in                  12.3
                         Trust under The Lynda R. Campbell
                         Caring Trust
                         935 Rutger Street
                         St. Louis, MO  63104                           6.8

                         Theresa M. Palmer
                         5731 N. 4th Street
                         Philadelphia, PA 19120

Cash Preservation        Kenneth Farwell and Valerie                   11.1
Municipal Money Market   Farwell Jt. Ten
Portfolio                3854 Sullivan
(Class H)                St. Louis, MO  63107

                         Gary L. Lange and                             10.4
                         Susan D. Lange JTTEN
                         13 Muirfield Ct North
                         St. Charles, MO  63309

                         Andrew Diederich and Doris                     6.1
                         Diederich
                         1003 Lindenman
                         Des Peres, MO 63131

                         Marcella L. Haugh Caring Tr Dtd               15.3
                         8/12/91
                         40 Plaza Square
                         Apt. 202
                         St. Louis, MO 63101

                         Emil Hunter and Mary J. Hunter                 8.2
                         428 W. Jefferson
                         Kirkwood, MO 63122

PORTFOLIO                NAME AND ADDRESS                         PERCENT OWNED
---------                ----------------                         -------------

                         Gwendoyln Haynes                               5.2
                         2757 Geyer
                         St. Louis, MO

                         Savannah Thomas Trust                          5.2
                         230 Madison Ave.
                         Rock Hill, MD 63119

Sansom Street Money      Wasner & Co.                                  16.6
Market Portfolio         FAO Paine Webber and Managed
(Class I)                Assets Sundry Holdings
                         Attn:  Joe Domizio
                         200 Stevens Drive
                         Lester, PA  19113

                         Saxon and Co.                                 74.8
                         FBO Paine Webber
                         P.O. Box 7780 1888
                         Philadelphia, PA  19182

                         Robertson Stephens & Co.                       8.6
                         FBO Exclusive Benefit Investors
                         c/o Eric Moore
                         555 California Street/No. 2600
                         San Francisco, CA 94101

Bradford Municipal       J.C. Bradford & Co.                            100
Money                    330 Commerce Street
(Class R)                Nashville, TN  37201

Bradford Government      J.C. Bradford & Co.                            100
Obligations Money        330 Commerce Street
(Class S)                Nashville, TN  37201

BEA International        Blue Cross & Blue Shield of                    5.1
Equity                   Massachusetts Inc.
(Class T)                Retirement Income Trust
                         100 Summer Street
                         Boston, MA 02310

                         Invest Comm of MAFCO Hold Inc. MT
                         625 Madison Ave., 4th Floor
                         New York, NY  10022                            5.0

BEA High Yield           Temple Inland Master Retirement               10.2
Portfolio                Trust
(Class U)                303 South Temple Drive
                         Diboll, TX  75941

PORTFOLIO                NAME AND ADDRESS                         PERCENT OWNED
---------                ----------------                         -------------

                         Guenter Full Trst Michelin North              16.7
                         America Inc.
                         Master Trust
                         P. O. Box 19001
                         Greenville, SC 29602-9001

                         Flour Corporation Master                       9.4
                         Retirement Trust
                         2383 Michelson Drive
                         Irvine, CA 92730

                         C S First Boston Pension Fund                 10.0
                         Park Avenue Plaza, 34th Floor
                         55 E. 52nd Street
                         New York, NY  10055
                         Attn:  Steve Medici

                         SC Johnson & Son, Inc. Retirement             13.3
                         Plan
                         1525 Howe Street
                         Racine, WI  53403

                         GCIV Employer Retirement Fund                  6.3
                         8650 Flair Drive
                         E. Monte, CA  96731-3011

BEA Emerging Markets     Wachovia Bank North Carolina                  15.7
Equity Portfolio         Trust for Carolina Power & Light
(Class V)                Co. Supplemental Retirement Trust
                         301 N. Main Street
                         Winston-Salem, NC  27101

                         Wachovia Bank of North Carolina                5.4
                         And For Fleming Companies Inc.
                         TRST Master Pension Trust
                         307 North Main 3099 Street
                         Winston, Salem, NC 27150

                         Hall Family Foundation                        30.5
                         P.O. Box 419580
                         Kansas City, MO  64208

                         Arkansas Public Employees                     10.8
                         Retirement System
                         124 W. Capitol Avenue
                         Little Rock, AR 72201

                         Northern Trust                                12.9
                         Trustee for Pillsbury
                         P.O. Box 92956
                         Chicago, IL  60675

PORTFOLIO                NAME AND ADDRESS                         PERCENT OWNED
---------                ----------------                         -------------

                         Amherst H. Wilder Foundation                   5.9
                         919 Lafond Avenue
                         St. Paul, MN  55104

BEA US Core Equity       Bank of New York                              45.3
Portfolio                Trust APU Buckeye Pipeline
(Class X)                One Wall Street
                         New York, NY  10286

                         Werner & Pfleiderer Pension                    7.5
                         Plan Employees
                         663 E. Crescent Avenue
                         Ramsey, NJ  07446

                         Washington Hebrew Congregation                11.1
                         3935 Macomb St. NW
                         Washington, DC 20016

                         Shamut Bank                                    6.3
                         TRST Hospital St. Raphael
                         Malpractice TR
                         Attn: DCRF Actions
                         P.O. Box 92800
                         Rochester, NY  14692-8900

BEA US Core Fixed        New England UFCW & Employers'                 24.5
Income Portfolio         Pension Fund Board of Trustees
(Class Y)                161 Forbes Road, Suite 201
                         Braintree, MA  02184

                         W.M. Burke Rehabilitation                      5.4
                         Hospital Inc.
                         Burke Employees Pension Plan
                         795 Mamaroneck Avenue
                         White Plains, NY  10605

                         Patterson & Co.                                8.9
                         P.O. Box 7829
                         Philadelphia, PA  19102

                         MAC & Co                                       6.9
                         FAO 176-655
                         ROBF1766552
                         Mutual Funds Operations
                         P. O. Box 3198
                         Pittsburgh, PA 15230-3198

                         Bank of New York                               9.6
                         Trst Fenway Partners Master Trust
                         One Wall Street, 12th floor
                         New York, NY 10286

PORTFOLIO                NAME AND ADDRESS                         PERCENT OWNED
---------                ----------------                         -------------

                         Citibank NA                                   12.8
                         Trst CS First Boston Corp Emp S/P
                         Attn: Sheila Adams
                         111 Wall Street, 20th floor Z 1
                         New York, NY 10043

BEA Global Fixed Income  Sunkist Master Trust                          36.0
Portfolio                14130 Riverside Drive
(Class Z)                Sherman Oaks, CA  91423

                         Patterson & Co.                               25.7
                         P. O. Box 7829
                         Philadelphia, PA 19101

                         Key Trust Co. of Ohio                         20.8
                         FBO Eastern Enterp. Collective
                         Inv. Trust
                         P.O. Box 901536
                         Cleveland, OH  44202-1559

                         Mary E. Morten                                 6.2
                         C/O Credit Suisse New York
                         12 E. 49th Street, 40th Floor
                         New York, NY  10017
                         Attn:  Portfolio Management

BEA Municipal Bond Fund  William A. Marquard                           37.4
Portfolio                2199 Maysville Rd.
(Class AA)               Carlisle, KY  40311

                         Arnold Leon                                   12.5
                         c/o Fiduciary Trust Company
                         P.O. Box 3199
                         Church Street Station
                         New York, NY  10008

                         Irwin Bard                                     6.2
                         1750 North East 183rd St. North
                         Miami Beach, FL  33160

                         Matthew M. Sloves and Diane
                         Decker Sloves
                         Tenants in Common                              5.7
                         1304 Stagecoach Road, S.E.
                         Albuquerque, NM  87123

PORTFOLIO                NAME AND ADDRESS                         PERCENT OWNED
---------                ----------------                         -------------

n/i Micro Cap Fund       Charles Schwab & Co. Inc.                     15.8
(Class FF)               Special Custody Account for the
                         Exclusive Benefit of Customers
                         Attn: Mutual Funds
                         101 Montgomery Street
                         San Francisco, CA 94101

                         Chase Manhattan Bank                          27.1
                         Trst Collins Group Trust
                         940 Newport Center Drive
                         Newport Beach, CA 92660

                         Currie & Co.                                   5.6
                         c/o Fiduciary Trust Co. Intl
                         P. O. Box 3199
                         Church Street Station
                         New York, NY 10008


n/i Growth Fund          Charles Schwab & Co. Inc.                     21.2
(Class GG)               Special Custody Account for the
                         Exclusive Benefit of Customers
                         Attn: Mutual Funds
                         101 Montgomery Street
                         San Francisco, CA 94101

                         U S Equity Investment Portfolio               18.7
                         LP
                         c/o Asset Management Advisors
                         Inc.
                         1001 N. US Hwy
                         Suite 800
                         Jupiter, FL 33447

                         Bank of New York                               9.8
                         Trst Sunkist Growers Inc.
                         14130 Riverside Drive
                         Sherman Oaks, CA 91423-2392

n/i Growth and Value     Charles Schwab & Co. Inc.                     24.4
Fund                     Special Custody Account for the
(Class HH)               Exclusive Benefit of Customers
                         Attn: Mutual Funds
                         101 Montgomery Street
                         San Francisco, CA 94104

PORTFOLIO                NAME AND ADDRESS                         PERCENT OWNED
---------                ----------------                         -------------

Janney Montgomery Scott  Janney Montgomery Scott                        100
Money Market Portfolio   1801 Market Street
(Class Janney Money      Philadelphia, PA  19103-1675
Market)


Janney Montgomery Scott  Janney Montgomery Scott                        100
Municipal Money Market   1801 Market Street
Portfolio                Philadelphia, PA  19103-1675
(Class Janney Municipal
Money Market)

Janney Montgomery Scott  Janney Montgomery Scott                        100
Government Obligations   1801 Market Street
Money Market Portfolio   Philadelphia, PA  19103-1675
(Class Janney
Government Obligations
Money)

Janney Montgomery Scott  Janney Montgomery Scott                        100
New York Municipal       1801 Market Street
Money Market Portfolio   Philadelphia, PA  19103-1675
(Class Janney N.Y.
Municipal Money)


          As of such date, no person owned of record or, to the Fund's knowledge, beneficially, more than 25% of the outstanding shares of all classes of the Fund.

          As of the above date, directors and officers as a group owned less than one percent of the shares of the Fund.

          LITIGATION. There is currently no material litigation affecting the Fund.

                                    APPENDIX

DESCRIPTION OF BOND RATINGS

          The following summarizes the highest two ratings used by Standard & Poor's Corporation for bonds:

               AAA-Debt rated AAA has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

               AA-Debt rated AA has a very strong capacity to pay interest and repay principal and differs from AAA issues only in small degree. The "AA" rating may be modified by the addition of a plus or minus sign to show relative standing within the AA rating category.

          The following summarizes the highest two ratings used by Moody's Investors Service, Inc. for bonds:

               Aaa-Bonds that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

               Aa-Bonds that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

Moody's applies numerical modifiers (1, 2 and 3) with respect to bonds rated Aa. The modifier 1 indicates that the bond being rated ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the bond ranks in the lower end of its generic rating category.

          The rating SP-1 is the highest rating assigned by Standard & Poor's to municipal notes and indicates very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics are given a plus (+) designation.

          The following summarizes the two highest ratings used by Moody's for short-term notes and variable rate demand obligations:

          MIG-1/VMIG-1. Obligations bearing these designations are of the best quality, enjoying strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

          MIG-2/VMIG-2. Obligations bearing these designations are of high quality with margins of protection ample although not as large as in the preceding group.

DESCRIPTION OF COMMERCIAL PAPER RATINGS

          Commercial paper rated A-1 by Standard & Poor's indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics are designated A-1+. Capacity for timely payment on commercial paper rated A-2 is strong, but the relative degree of safety is not as high as for issues designated A-1.

          The rating PRIME-1 is the highest commercial paper rating assigned by Moody's. Issuers rated PRIME-1 (or related supporting institutions) are considered to have a superior capacity for repayment of short-term promissory obligations. Issuers rated PRIME-2 (or related supporting institutions) are considered to have strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics of issuers rated PRIME-1 but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.



                                       A-2